                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              DQE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[LOGO]

NOTICE OF 2002 ANNUAL MEETING AND PROXY STATEMENT
------------------------------------------------------------------------

                                                                  April 23, 2002

To the Stockholders of DQE, Inc.:

    The Annual Meeting of Stockholders of DQE, Inc. ("DQE") will be held at the Carnegie Music Hall, 4400 Forbes Avenue, Pittsburgh, PA 15213 on Wednesday, June 26, 2002 at 10:00 a.m., for the following purposes:

(1) To elect two directors to serve until the 2003 Annual Meeting; to elect one director to serve until the 2004 Annual Meeting; and to elect three directors to serve until the 2005 Annual Meeting;

(2) To approve the DQE, Inc. 2002 Long-Term Incentive Plan;

(3) To ratify the appointment, by the Board of Directors, of Deloitte & Touche LLP ("Deloitte") as independent auditors to audit the books of DQE for the year ended December 31, 2002; and

(4) To consider and act upon other matters that may properly come before the meeting.

    Stockholders of record of DQE Common Stock and DQE Preferred Stock,
Series A (Convertible), at the close of business on April 10, 2002, the record date, are entitled to notice of the Annual Meeting and are entitled to vote at the meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

    If you are a stockholder of record as of April 10, 2002, and wish to attend the meeting, please fill in the form at the end of the Proxy Statement and return it with your proxy card so that we can send you an admittance ticket. If your shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain a letter or account statement of your beneficial ownership from the brokerage firm or trustee. Only stockholders with the proper credentials will be admitted to the meeting.

    For further information about DQE, please visit our web site at WWW.DQE.COM.

    We hope you can join us. However, whether or not you plan to attend the meeting in person, YOUR VOTE IS IMPORTANT, SO PLEASE VOTE.

                                          By Order of the Board of Directors,
                                          William J. DeLeo
                                          VICE PRESIDENT--CORPORATE COMPLIANCE
                                          & CORPORATE SECRETARY

                               TABLE OF CONTENTS

Voting and Revocation of Proxies............................      1

Proposal 1

    Election of Directors...................................      2

Board of Directors:

    Directors' Fees and Plans...............................      5

    The Board and its Committees............................      5

Beneficial Ownership Tables.................................      8

Audit Committee Report......................................      9

Compensation Committee Report on Executive Compensation.....     10

Performance Graph...........................................     13

Summary Compensation Table..................................     14

Option Grant Table..........................................     15

Option Exercise and Year-End Value Table....................     17

Retirement Benefits.........................................     17

Equity Compensation Plan Information........................     19

Proposal 2

    Approval of the DQE, Inc. 2002 Long-Term Incentive
     Plan...................................................     20

Proposal 3

    Ratification of Deloitte & Touche LLP as Independent
     Auditors for 2002......................................     25

Other Information...........................................     25

DQE, Inc. 2002 Long-Term Incentive Plan.................... Appendix A

Ticket Request............................................. Back Cover

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 26, 2002

    We are sending this Proxy Statement to you in connection with the solicitation of proxies by the Board of Directors of DQE for the Annual Meeting of Stockholders to be held on Wednesday, June 26, 2002. These proxy materials will be first mailed to stockholders on or about April 23, 2002.

    The specific proposals to be considered and voted upon at the Annual Meeting are summarized in the Notice of Annual Meeting of Stockholders on the preceding page. Each proposal is described in more detail in this Proxy Statement.

VOTING AND REVOCATION OF PROXIES

    There were 56,455,263 shares of Common Stock outstanding and entitled to vote at the close of business on April 10, 2002, the record date. Each Common stockholder is entitled to one vote for each whole share held on all matters to be voted upon at the Annual Meeting.

    There were 163,520 shares of DQE Preferred Stock, Series A (Convertible), outstanding and entitled to vote at the close of business on the record date, for a total of 490,560 votes. The holders of Preferred Stock are entitled to vote on all matters submitted to a vote of the holders of Common Stock, voting together with the holders of Common Stock as one class. Each Preferred stockholder is entitled to three votes for each whole share held on all matters to be voted upon at the Annual Meeting.

    A majority of the voting power of the outstanding shares, present or represented by proxy, constitutes a quorum for transacting business at the Annual Meeting. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the Annual Meeting for purposes of a quorum.

    All stockholders have cumulative voting rights with respect to the election of directors. Cumulative voting means each stockholder has the right to multiply the number of votes to which he or she may be entitled (i.e., one vote per share of Common Stock and three votes per share of Preferred Stock) by the total number of directors to be elected. Each stockholder may cast all of those votes for a single nominee or may distribute them among the nominees as the stockholder sees fit. A stockholder's votes for the election of directors by a proxy solicited on behalf of the Board of Directors will be cumulated selectively (at the discretion of the holders of the proxy) among those nominees for whom the stockholder has not withheld authority to vote.

    With respect to Proposal 1, the election of directors, the six people receiving the highest number of votes will be elected as directors of DQE. Approval of Proposal 2 and Proposal 3 each requires the affirmative vote of a majority of the votes cast by all stockholders entitled to vote. Proxies marked as abstaining (including proxies containing broker non-votes) will not be considered as votes cast with respect to either proposal and will not have the same legal effect as a vote "Against" either proposal. The shares represented by the proxy will be voted as you instruct us on the proxy. If you sign and return your proxy without voting instructions, it will be voted "FOR" approval of each nominee for election as director named in this Proxy Statement, "FOR" approval of the DQE, Inc. 2002 Long-Term Incentive Plan, and "FOR" ratification of the appointment of Deloitte as independent auditors of DQE for the year 2002. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment in respect to such matters.

    You may revoke your proxy at any time before the polls close at the Annual Meeting, but the revocation shall not be effective until written notice has been given to our Corporate Secretary.

CONFIDENTIALITY

    We keep proxies, ballots, and voting tabulations that identify individual stockholders confidential, except in a contested proxy solicitation or as may be necessary to meet applicable legal requirements. Proxies, ballots, and other voting documents are available for examination only by the judges of election and those associated with processing proxy cards and tabulating the vote, who must agree in writing to comply with our policy of confidentiality.

                             PROPOSALS TO BE VOTED

PROPOSAL NO. 1

ELECTION OF DIRECTORS

    Six directors are to be elected by the stockholders at the year 2002 Annual Meeting. Two will serve until the 2003 Annual Meeting and thereafter until their successors are chosen and qualified. One will serve until the 2004 Annual Meeting and thereafter until his successor is chosen and qualified. Three will serve until the 2005 Annual Meeting and thereafter until their successors are chosen and qualified. We intend to vote proxies solicited on behalf of the Board of Directors for the nominees named below. If, because of events not presently known or anticipated, any nominee is unable to serve or for good cause will not serve, the proxies voted for the election of that director may be voted (in the discretion of the holders of the proxies) for other nominees not named below. Unless otherwise indicated in the biographies, the business positions have been held for the past five years.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS APPROVE
                   THE ELECTION OF THE NOMINEES FOR DIRECTOR.

NOMINEES FOR DIRECTORS

TERMS EXPIRING IN THE YEAR 2003:


                       DANIEL BERG, Age 72, Director since 1989. Institute
      PHOTO            Professor, Science and Technology, and Director, Center for
                       Services Research and Education, Rensselaer Polytechnic
                       Institute. Also a director of Hy-Tech Machine, Inc.
                       (manufacturer of specialty parts and equipment) and Joachim
                       Machinery Company, Inc. (distributor of machine tools), and Chairman of the Board of Crystek Crystal Corporation
                       (manufacturer of high reliability crystals for microprocessors and oscillators).

                       ERIC W. SPRINGER, Age 72, Director since 1989. Of Counsel,
      PHOTO            Horty, Springer & Mattern, P.C. (attorneys-at-law). Also a
                       Trustee of The Maurice Falk Medical Fund, a Trustee Emeritus
                       of Presbyterian University Hospital and the University of
                       Pittsburgh Medical Center, and Past President of the
                       Allegheny County Bar Association.

TERMS EXPIRING IN THE YEAR 2004:

                       CHARLES C. COHEN, Age 61, elected to the Board on
      PHOTO            February 28, 2002. Chairman of Cohen & Grigsby, P. C.
                       (attorneys-at-law). Also a Director of Commonwealth Capital
                       Group, Cornerstone Phoenix Fund, Eat'n Park Hospitality
                       Group, Inc., Giant Eagle, Inc., Industrial Scientific
                       Corporation, Preservation Technologies, L.P., Robroy
                       Industries, Inc., and the Institute for Transfusion
                       Medicine; an adjunct professor at the University of
                       Pittsburgh School of Law; a member of the Board of Advisors for Carnegie Mellon University, Department of History; and a
                       member of the American Law Institute.

TERMS EXPIRING IN THE YEAR 2005:


                       SIGO FALK, Age 67, Director since 1989. Management of
      PHOTO            personal investments. Chairman of The Maurice Falk Medical
                       Fund and Leon Falk Family Trust. Also Chair of the Chatham
                       College Board of Trustees and a board member of the Allegheny Land Trust, Historical Society of Western
                       Pennsylvania and Pittsburgh Symphony.

                       DAVID M. KELLY, Age 60, elected to the Board on
      PHOTO            February 28, 2002. Chairman, President and CEO of Matthews
                       International Corporation (designer, manufacturer, and
                       marketer principally of memorialization products and caskets for the cemetery and funeral home industries and custom-made products which are used to identify people, places, products and events). Also a Director of Elliott Company,
                       Mestek, Inc., and United Way of Allegheny County.

                       JOHN D. TURNER, Age 56, elected to the Board on
      PHOTO            February 28, 2002. Chairman & CEO of Copperweld Corporation
                       (producer of steel tubular products and components, as well as bimetallic wire and strip products). Former President of
                       LTV Copperweld from 1999 to 2001 and former Executive Vice
                       President and Chief Operating Officer of LTV Corporation
                       from February 26, 2001 to December 7, 2001. Also a director of Matthews International Corporation and the Greater
                       Pittsburgh Council of Boy Scouts. Also a trustee for
                       Carnegie Mellon University and a member of the University of
                       Pittsburgh's Joseph M. Katz Graduate School of Business
                       Board of Visitors, as well as serving on the boards of the
                       Fellowship of Christian Athletes, the Council of Leadership
                       Foundations and the Coalition for Christian Outreach.

STANDING DIRECTORS

    The other members of the Board of Directors currently serving terms expiring as noted are as follows:

TERMS EXPIRING IN THE YEAR 2003:

                       ROBERT P. BOZZONE, Age 68, Director since 1990. A Lead
      PHOTO            Director from August 1996 through June 1999. Chairman of
                       Allegheny Technologies, Inc. (specialty metals production).
                       Also a director of Allegheny Technologies, Inc., Teledyne
                       Technologies, Inc., The Pittsburgh Foundation, the Carnegie
                       Science Center, non-executive Chairman of Waterpik
                       Technologies, a trustee of Rensselaer Polytechnic Institute, a life member of ASM International (engineering technical
                       society), and a director of the Greater Pittsburgh Council of Boy Scouts, and The Salvation Army Advisory Board. Also
                       former Chairman of the Pittsburgh Branch of the Federal
                       Reserve Bank of Cleveland.

                       STEVEN S. ROGERS, Age 44, Director since 2000. Clinical
      PHOTO            Professor of Finance and Management at the J. L. Kellogg
                       Graduate School of Management of Northwestern University.
                       Also a director of S. C. Johnson & Son, Inc. (manufacturer of household cleaning, personal care and insecticide
                       products) and Supervalu, Inc. (supermarket retailer and food distributor).

TERMS EXPIRING IN THE YEAR 2004:


                       DOREEN E. BOYCE, Age 67, Director since 1989. President of
      PHOTO the Buhl Foundation (charitable institution for educational and public purposes). Also a director of Microbac
                       Laboratories, Inc. (analytical testing laboratory group), Orbeco Analytical Systems, Inc. (manufacturer of hand held water testing equipment), the Carnegie Science Center and Dollar Bank, Federal Savings Bank, and Chair of Franklin &
                       Marshall College Board of Trustees.
                       MORGAN K. O'BRIEN, Age 42, Director since 2001. President
      PHOTO and CEO since September 14, 2001. Chief Operating Officer from August 2000 to September 14, 2001. Executive Vice
                       President--Corporate Development from January 2000 to
                       August 2000. Vice President--Corporate Development from
                       July 1999 to January 2000. Vice President, Controller and
                       Treasurer from November 1998 to July 1999. Vice President and Controller from October 1997 to November 1998.
                       Controller from October 1995 to October 1997. Also, a
                       Director of the United Way of Allegheny County and the Allegheny Conference on Community Development.

DIRECTORS' FEES AND PLANS

    Directors who are employees of DQE or any of our affiliates do not receive fees for their services as directors.

    Directors who are not employees are compensated for their Board service by a combination of an annual grant of Common Stock, options to purchase shares of Common Stock, and cash. The cash component consists of an annual Board retainer of $22,000, payable in twelve monthly installments, and a fee of $1,000 for each Board, Committee or ad hoc meeting attended. The stock component includes an annual grant of stock options in respect of 4,370 shares under the DQE, Inc. Long-Term Incentive Plan, and 250 shares of Common Stock. The stock component strengthens the link between directors' compensation and stockholder interests. Stock option grants are made with an exercise price equal to fair market value of the optioned shares on the date of grant, so that no compensation is realized unless stockholder value also increases.

    New non-employee directors are entitled to receive a one-time grant of up to 4,150 shares of restricted Common Stock that vest at the rate of 10% per year of service as a director. Dividends on these restricted shares are paid to the recipient only if and when the related restricted shares vest. Unvested shares are forfeited if the recipient ceases to be a director.

    Each non-employee director under the age of 72 may elect under a directors' deferred compensation plan to defer receipt of a percentage of his or her director's remuneration until after termination of service as a director. Deferred compensation may be received in one to ten annual installments commencing, with certain exceptions, on the 15th day of January of the year designated by the director. Interest accrues quarterly on all deferred compensation at a rate equal to a specified bank's prime lending rate.

    As part of our overall program to promote charitable giving, we have a Charitable Giving Program for all directors funded by company-owned life insurance policies on the directors. In general, upon the death of a director, we will donate up to $500,000, payable in ten equal annual installments, to up to ten qualifying charitable or educational organizations recommended by the director and reviewed and approved by the Employment and Community Relations Committee and the Board. A director must have Board service of 60 months or more in order to qualify for the full donation amount, with service of less than 60 months qualifying for a pro-rated donation. The program does not result in any material cost to us.

    We provide Business Travel Insurance to our non-employee directors as part of our Business Travel Insurance Plan for Management Employees. In the event of accidental death or dismemberment, benefits of up to $400,000 per individual are provided. The program does not result in any material cost to us.

    Directors can participate in a College Matching Gift Program, which provides a dollar-for-dollar match of a gift of cash or securities (up to a maximum of $5,000 per donor per calendar year) to an accredited, nonprofit, non-proprietary, degree-granting college, university, or junior college located within the United States or one of its possessions which is recognized by the Internal Revenue Service as eligible to receive tax-deductible contributions. The program does not result in any material cost to us.

THE BOARD AND ITS COMMITTEES

    The Board held seven regular meetings and three special meetings during 2001. Attendance by the directors at Board and Committee meetings in 2001 averaged 97%. Each director attended at least 75% of the meetings of the Board and Committees of which he or she was a member. The Board has standing committees which meet periodically, including the Audit, Compensation, Corporate Governance, Employment and Community Relations, and Finance Committees, as well as the Executive Committee. Actions taken by all Committees are reported to the full Board. As President and Chief Executive Officer, Mr. O'Brien is an ex-officio, non-voting member of the Corporate Governance, Employment and Community Relations, and Finance Committees.

AUDIT COMMITTEE

    The Audit Committee is comprised of four independent directors as defined in the New York Stock Exchange listing standards. The Committee operates under a written charter adopted by the Board. The Committee recommends the independent auditors which are appointed by the Board and ratified by the stockholders. The Committee also reviews our financial statements and the related report of the independent auditors and the results of the annual audit. The Audit Committee monitors our system of internal accounting control, the adequacy of the internal audit function, and oversees corporate compliance and ethics. The Committee met five times during 2001. In 2001, the members were Messrs. Berg, Bozzone, Rogers and Springer. Effective April 15, 2002, the members are Messrs. Berg, Cohen, Falk and Kelly.

    While evaluating its recommendation of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (together, "Deloitte") as the independent auditor, the Audit Committee considered whether Deloitte's provision of non-audit services was compatible with maintaining its independence. The following paragraphs discuss the fees billed by Deloitte for both audit and non-audit services in 2001.

    AUDIT FEES. Deloitte has billed us aggregate fees of $454,800 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2001 and the reviews of financial statements for the Quarterly Reports on Form 10-Q filed in the year ended December 31, 2001.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Deloitte has billed us aggregate fees of $1,124,130 for professional services rendered in connection with the operation, supervision of the operation, design or implementation of various financial information systems in the year ended December 31, 2001. This amount consists of $848,337 for services related to a human resources system and $275,793 related to a financial system implementation.

    ALL OTHER FEES. Deloitte has billed us aggregate fees of $1,440,496 for all other professional services rendered in the year ended December 31, 2001. These fees include $82,400 of audit related services, which generally consist of fees for registration statement consents and audits of the employee benefit plans, and $1,358,096 of non-audit-related services for tax compliance and tax consulting.

    All of the hours expended by Deloitte in auditing our financial statements for 2001 are attributable to work performed by full-time, permanent employees of Deloitte.

COMPENSATION COMMITTEE

    The Compensation Committee, comprised of non-employee directors, makes recommendations to the Board regarding compensation and benefits provided to executive officers and members of the Board, and the establishment or amendment of various employee benefit plans. The Committee met three times during 2001. In 2001, the members were Mrs. Boyce and Messrs. Bozzone and Falk. Effective
April 15, 2002, the members are Messrs. Bozzone, Falk, Kelly and Turner.

CORPORATE GOVERNANCE COMMITTEE

    The Corporate Governance Committee reviews and makes recommendations concerning corporate governance policies. The Committee also recommends to the Board candidates for election and reelection to or to fill vacancies on the Board. The Committee considers nominees recommended to it in writing by stockholders and sent to our Corporate Secretary. The Committee met twice during 2001. In 2001, the members were Messrs. Bozzone, Falk, and Springer. Effective April 15, 2002, the members are Mrs. Boyce and Messrs. Bozzone, Rogers and Springer.

EMPLOYMENT AND COMMUNITY RELATIONS COMMITTEE

    The Employment and Community Relations Committee considers social responsibility and employee issues. The Committee met once during 2001. In 2001, the members were Mrs. Boyce and Messrs. Marshall (until his retirement), O'Brien (following his election as Chief Executive Officer) and Springer. Effective April 15, 2002, the members are Mrs. Boyce and Messrs. Cohen, Kelly and Springer.

FINANCE COMMITTEE

    The Finance Committee (previously named the Business Development Committee) reviews major financial matters, including all major investments, tax planning and subsidiary performance. The Committee met three times during 2001. In 2001, the members were Messrs. Berg, Falk, Marshall (until his retirement), O'Brien (following his election as Chief Executive Officer) and Rogers. Effective April 15, 2002, the members are Messrs. Berg, Falk, Rogers and Turner.

EXECUTIVE COMMITTEE

    The Executive Committee was formed to address matters that arise between regular Board meetings. It has all the power and authority of the Board except as restricted by state law. The Committee did not meet during 2001. In 2001, the members were Mrs. Boyce and Messrs. Bozzone, Falk Marshall (until his retirement) and O'Brien (following his election as Chief Executive Officer). Effective April 15, 2002, the members are Mrs. Boyce and Messrs. Bozzone, Cohen, O'Brien and Turner.

BENEFICIAL OWNERSHIP OF STOCK

    The following table shows all equity securities of DQE beneficially owned, directly or indirectly, as of April 10, 2002, by each director and by each executive officer named in the Summary Compensation Table. No shareholder owns more than 5% of the outstanding shares of Common Stock.

                                                  TOTAL SHARES OF
                                                  COMMON STOCK          SHARES OF COMMON STOCK/
                                                      (1)               NATURE OF OWNERSHIP (2)
Daniel Berg                                            16,679          6,289         VP, IP
                                                                       1,650         Joint, SVP, SIP
Doreen E. Boyce                                        15,734          6,994         VP, IP
Robert P. Bozzone                                      21,685         12,945         VP, IP
Charles C. Cohen                                        5,150 (3)      1,000         VP, IP
                                                                       4,150         VP
Sigo Falk                                              17,785 (4)      7,545         VP, IP
                                                                       1,500         SVP, SIP
David M. Kelly                                          4,150 (3)      4,150         VP
Steven S. Rogers                                       13,390 (3)      1,330         VP, IP
                                                                       3,320         VP
Eric W. Springer                                       18,362 (5)      8,627         VP, IP
John D. Turner                                          4,150 (3)      4,150         VP
Morgan K. O'Brien                                      84,910          4,639         VP, IP
Frank A. Hoffmann                                      20,396            449         SVP, SIP
Victor A. Roque                                       152,531          9,919         SVP, SIP
Alexis Tsaggaris                                       81,297             --
William J. DeLeo                                      123,313         21,493         VP, VIP
David D. Marshall                                     266,464             --
Directors, Nominees and Executive
  Officers as a Group (18 persons)                    620,949

    None of the individuals named in the table owned beneficially more than 1% of the outstanding shares of Common Stock. The directors and executive officers as a group beneficially owned approximately 1.1% of the outstanding shares of Common Stock as of April 10, 2002.

(1) The amounts shown include shares of Common Stock which the individuals have a right to acquire within 60 days of April 10, 2002 through the exercise of stock options granted under the Long-Term Incentive Plan in the following amount: Mrs. Boyce 8,740; Messrs. Berg 8,740; Bozzone 8,740; Falk 8,740; Rogers 8,740; Springer 8,740; O'Brien 80,271; Hoffmann 19,947; Roque 142,612; Tsaggaris 81,297; DeLeo 101,820; Marshall 266,464; and all
    executive officers as a group: 466,397 shares.

(2) The term "Joint" means owned jointly with the person's spouse. The initials "VP" and "IP" mean sole voting power and sole investment power, respectively, and the initials "SVP" and "SIP" mean shared voting power and shared investment power, respectively.

(3) Includes the unvested portions of restricted stock grants under the DQE, Inc. 1996 Plan for Non-Employee Directors, as amended, in the following amounts: 4,150 shares for each of Messrs. Cohen, Kelly and Turner, and 3,320 shares for Mr. Rogers. These shares will vest in increments of 415 shares per year.

(4) 1,500 of these shares are held by a trust for which Mr. Falk is an income beneficiary but not a trustee. In addition, Mr. Falk disclaims beneficial ownership of 150 of these shares, which are held by the Leon Falk Family Trust.

(5) Mr. Springer disclaims beneficial ownership of 995 of these shares, which are owned by his wife.

    Messrs. Hoffmann, Roque, Tsaggaris, DeLeo, and Marshall also beneficially own 1,062; 758; 597; 1,257; and 1,371 shares, respectively, of Duquesne Light Company Preference Stock, Plan Series A as of April 10, 2002. The Preference shares are held by the Employee Stock Ownership Plan trustee for Duquesne Light Company's 401(k) Plan on behalf of the executive officers, who have voting but not investment power. The Preference shares are redeemable for Common Stock or cash on retirement, termination of employment, death, or disability. Shares outstanding as of April 10, 2002 for the Preference Stock, Plan Series A are 549,076. Mr. O'Brien does not own any Preference shares.

    Our directors and executive officers do not own any shares of Preferred Stock of DQE or Duquesne Light.

PRINCIPAL SHAREHOLDERS

    The following table sets forth the beneficial owners, as of April 10, 2002, of more than 5% of the outstanding shares of DQE Preferred Stock:

                                                                    PREFERRED STOCK OWNED
                                                                         BENEFICIALLY
                                                                ------------------------------
                                                                NUMBER OF        PERCENT OF
             NAME                          ADDRESS                SHARES           CLASS
Tommy C. Bussell                19 Villa Bend                       28,491           17.42%
                                Houston, TX 77069
Loyce Y. Bussell                19 Villa Bend                       12,692            7.76%
                                Houston, TX 77069
M. D. Bailey, Jr. and           10726 Candlewood                    12,000            7.34%
  Elizabeth Bailey              Houston, TX 77042
  TR UA DTD 12/15/98 Bailey
  1998 Trust Marion Bailey
  & Mallory Grace Bailey
Otheil J. Erlund, Jr.           Route 1, Box 35J                     9,606            5.87%
                                Comfort, TX 78031
Robert P. Hundley and           1724 Azteca                         15,601(1)         9.54%
  Jennye S. Hundley Joint       Ft. Worth, TX 76112
  Tenants
David J. McGilvray              8432 Davis Lane                     15,600            9.54%
                                Ft. Worth, TX 76180
Daniel C. McKee                 7600 Shady Grove Road               15,600            9.54%
                                Ft. Worth, TX 76180
David J. Beyer                  7703 Oakwood Lakes                  10,091            6.17%
                                Houston, TX 77095

(1) Includes 8,667 shares held jointly, as to which voting and investment power is shared. Also includes 6,934 shares held solely by Mr. Hundley, as to which he has sole voting power.

    All principal shareholders of the Preferred Stock listed have sole voting and investment power except as noted.

AUDIT COMMITTEE REPORT

    Deloitte & Touche LLP, our independent auditor, has provided the Audit Committee with the written disclosures and the written assurance of its independence (as required by Independence Standards Board Standard No. 1). The Audit Committee also met with the independent auditor to review and discuss its independence and the matters required to be discussed by Statement on Auditing Standards No. 61.

    The Audit Committee has also reviewed and discussed the audited financial statements that appear in the 2001 Annual Report with management.

    Based on its review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for 2001 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                                        Eric W. Springer, CHAIRMAN
                                        Daniel Berg
                                        Robert P. Bozzone
                                        Steven S. Rogers

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    This report discusses the compensation to our executives for service during the year 2001. A full report on our financial performance and achievements is included in the 2001 Annual Report to Shareholders.

    Compensation for senior management is approved by the Compensation Committee (which is comprised entirely of non-employee directors) and ratified by the Board based on the Committee's recommendations.

    Internal Revenue Code Section 162(m) limits the deductibility of executive compensation for officers of public companies. DQE believes that all compensation paid by DQE and its subsidiaries in 2001 was fully tax deductible. It is the present intention of the Committee to seek to ensure that all compensation that is otherwise tax deductible will continue to be tax deductible. The Long-Term Incentive Plan is designed to allow the Committee, in its discretion, to grant stock options that comply with the final regulations. However, the Committee reserves the right to take whatever action with respect to senior management compensation that it deems appropriate and in the best interest of DQE and its stockholders.

    The primary objective of the Compensation Committee is to ensure that DQE's senior management compensation programs and strategies are designed and administered to attract, retain, and motivate the necessary and important talent required to achieve DQE's overall mission of creating and enhancing value for its stockholders, customers, and employees, as well as for the community in which it operates.

    Throughout the development and administration of DQE's strategic compensation plans, the Committee has adhered to a results-based approach by linking a significant percentage of total compensation to the creation of shareholder value and achievement of long-term strategic goals. The Committee has purposely placed an emphasis on the at-risk elements of compensation for the Chief Executive Officer and the other senior officers that responds in direction and magnitude to the results of DQE and the respective business units. DQE's awards under these incentive programs are tied to corporate and individual performance. The accomplishment of goals and objectives is at the center of the Committee's decision to make awards under these incentive programs and strengthens the relationship between stockholder interests and ultimate total compensation. The Committee exercises a degree of discretion in administering these incentive plans which the Committee believes encourages continual focus on building long-term stockholder value.

    Periodically, the Committee reviews and determines base salary levels, annual incentive compensation, and long-term performance-based stock option vesting, based on competitive pay levels, individual performance and potential, and changes in duties and responsibilities. All stock options are performance-based and are granted under the existing Long-Term Incentive Plan, which was approved by the stockholders.

    Base salaries are competitively benchmarked with the averages of comparative utility and general industry panels of companies of similar revenue and operating characteristics, reflecting the diversification of DQE's business operations.

    In addition to the panel comparisons, the Committee considered results in the areas of customer service levels, cost-effective management, and operational performance (including, for example, system reliability) in determining whether a base salary increase, as well as annual or long-term awards, were granted in 2001. Messrs. O'Brien, Hoffmann, Roque and Tsaggaris received base salary increases in 2001.

    Executives have the opportunity to earn annual cash and stock option performance awards based on DQE's achievement of corporate operating and financial goals. At the beginning of each year, individual objectives also are established for each officer and approved by the Compensation Committee. The Chief Executive Officer's performance is evaluated for annual and long-term awards on the basis of the overall performance of DQE, the performance of the other members of his management team and, as discussed in more detail below, his leadership in developing and implementing operating and strategic plans to further DQE's long-term corporate objectives. The Committee reviews individual results and the corporate performance with the full Board. The Board, upon the recommendation of the Compensation Committee, approves the number of annual performance awards granted to each officer based on the achievement of corporate and individual objectives.

    Specific individual annual objectives considered by the Committee in determining the annual performance compensation awards earned support one or more of five major corporate objectives, including maximizing long-term stockholder value; providing quality service and superior customer satisfaction; managing assets cost effectively; maintaining excellent operational performance; and providing leadership within DQE and the community. The actual percentage of base salary represented by annual cash incentive awards varies, depending upon the degree to which performance objectives are met. See the Summary Compensation Table for the annual cash incentive compensation awards earned.

    The number of performance stock options awarded from the prior year's annual grants is determined by use of a cash incentive performance multiplier based on the amount of increase in earnings per share of DQE Common Stock. The Compensation Committee awarded annual performance options for 2001 in the amount of 16,715 to Mr. O'Brien, 8,845 to Mr. Hoffmann, 7,410 to Mr. Roque, and 4,537 to Mr. DeLeo. Mr. Tsaggaris did not participate in this program in 2001.

    Long-Term Incentive Plan performance-based stock options awarded in 2001 were granted in 2000 under the provisions of a three-year plan approved and recommended by the Compensation Committee and approved by the Board. Three-year strategies were developed by each individual, and annual milestones designed to enhance the general well being of DQE were established by the Chief Executive Officer and approved by the Committee. The long-term strategies were designed to support the long-term corporate objectives of maximizing stockholder value; providing quality service and superior customer satisfaction; managing assets cost effectively; maintaining excellent operational performance; and providing leadership within DQE and in the community. Through a performance-based award schedule, there is an opportunity to earn a percentage of the three-year grant annually. The award opportunity is for up to 30% of the total option grant in the first year, up to 60% in the second year, and up to 100% in the third year. Each of Messrs. O'Brien, Hoffmann, Roque, and DeLeo received all of their awards for the first year. Mr. Tsaggaris did not participate in this program in 2001.

    This report concerns 2001 compensation, and therefore the existing Long-Term Incentive Plan, only. Effective January 1, 2002, the Board has adopted, subject to shareholder approval, the new DQE, Inc. 2002 Long-Term Incentive Plan, discussed elsewhere in the Proxy Statement. With DQE's new Back-to-Basics strategy came a more concentrated focus on core electric utility operations and complementary businesses. The Committee determined that incentive arrangements should be geared toward corporate results and total shareholder return. This new strategic direction will be reflected in compensation arrangements for 2002.

                                        Robert P. Bozzone, CHAIRMAN
                                        Doreen E. Boyce
                                        Sigo Falk

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who beneficially own more than 10% of Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file.

    To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2001, all such

Section 16(a) filing requirements were met except as follows: Frank A. Hoffmann, Executive Vice President and David R. High, Vice President and General Counsel, each inadvertently underreported his stock options on his initial Form 3.
Mr. Hoffmann corrected this by amending his Form 3, Mr. High by reporting such options on his Form 5.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee during 2001 were Mrs. Boyce and Messrs. Bozzone and Falk. No member of the Compensation Committee was an officer or employee of DQE during 2001 or at any other time.

    No executive officer of DQE served on the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of our Board or Compensation Committee.

BUSINESS RELATIONSHIP

    In 2001, we obtained legal services from the law firm of Cohen & Grigsby, P.C., and will obtain additional services in 2002. Mr. Cohen is the chairman of the firm. The fees we paid were not material in amount to us or to the law firm.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

    Mr. Turner is the Chairman and Chief Executive Officer of Copperweld Corporation. On December 29, 2000, LTV Corporation and 48 subsidiaries (including Copperweld Corporation) filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code.

PERFORMANCE GRAPH

    The following graph represents a performance comparison of cumulative total return on Common Stock (assuming the investment of $100 on December 31, 1996 and the reinvestment of all dividends) as compared to the Edison Electric Institute Index (the "EEI Index"), the S&P Electric Companies Index and the S&P 500 Index for the five-year period ending December 31, 2001. We are replacing the S&P Electric Index with the EEI Index starting in this Proxy Statement. The EEI Index is a market-capitalization based index comprised of the more than 65 U.S. investor-owned electric utilities. We reviewed available industry indices and determined that the EEI Index is more representative of our peer group.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS
        DQE, S&P ELECTRIC INDEX, EDISON ELECTRIC INDEX AND S&P 500 INDEX
                        ASSUMES REINVESTMENT OF DIVIDEND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     1996     1997     1998     1999     2000     2001
DQE INC.            $100.00  $126.62  $164.44  $134.93  $133.03   $82.99
S&P 500 INDEX       $100.00  $133.36  $171.48  $207.56  $188.66  $166.24
EEI INDEX           $100.00  $127.37  $145.06  $118.08  $174.72  $159.37
S&P ELECTRIC INDEX  $100.00  $126.24  $145.78  $117.54  $180.34  $165.44

COMPENSATION

    The following Summary Compensation Table sets forth certain information as to cash and noncash compensation earned and either paid to, or accrued for the benefit of, our current and former Chief Executive Officers and the four other highest-paid executive officers during 2001.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM COMPENSATION
                                                                   ------------------------------------
                                  ANNUAL COMPENSATION                       Awards      Payouts
         (a)             (b)        (c)        (d)        (e)         (f)           (g)          (h)         (i)
                                                         Other       Other       Securities
                                                         Annual    Restricted    Underlying               All Other
                                                        Compen-      Stock      Performance      LTIP      Compen-
      Name and                     Salary     Bonus      sation     Award(s)    Options/SARs   Payouts     sation
 Principal Position      Year      ($)(1)     ($)(2)     ($)(3)       ($)          (#)(4)        ($)       ($)(5)

M. K. O'Brien (6)        2001     343,750     52,500     26,449         0         169,144         0           5,700
  President & Chief
  Executive Officer
  (Effective 9/14/01)

F. A. Hoffmann (6)       2001     177,500     27,781    112,296         0          78,073         0           7,384
  Exec. Vice Pres.,
  & President of
  AquaSource, Inc.

V. A. Roque              2001     254,000     23,275     67,018         0         121,287         0           3,989
  Exec. Vice Pres.,      2000     250,000    109,375     47,467         0          80,084         0           8,738
  & President of         1999     225,000     67,500     95,163         0          18,264         0           9,058
  Duquesne Light Co.

A. Tsaggaris (6)         2001     186,383         (7)    15,800         0          65,500         0           5,042
  Exec. Vice Pres.

W. J. DeLeo              2001     190,000     14,240     40,129         0          27,222         0           8,668
  Vice Pres. -- Corp.    2000     190,000     71,250     35,080         0          82,345         0           8,671
  Compliance &           1999     190,000     57,000     31,861         0          33,356         0           8,393
  Corp. Secretary

D. D. Marshall           2001     354,167          0    142,249         0         119,390(8)      0       1,043,873
  Former Chairman,       2000     500,000    312,500    103,683         0         183,323         0           5,031
  Pres. & CEO            1999     500,000    248,600     30,294         0          63,490         0           4,783
  (retired 9/14/01)

(1) Base salaries for Messrs. O'Brien, Hoffmann, Roque and Tsaggaris were increased effective with their appointments to their current positions in 2001.

(2) The amount of any bonus compensation is determined annually based upon the prior year's performance and either paid or deferred (via an eligible participant's prior election) in the following year. The amounts shown for each year are the awards earned in those years but established and paid or deferred in the subsequent years.

(3) Includes compensatory tax payments connected to the funding of non-qualified pension benefit accruals in 2001, 2000 and 1999 for Mr. O'Brien: $19,964 (for 2001 only); Mr. Hoffmann: $91,942 (for 2001 only); Mr. Roque: $48,559,
    $30,878, and $78,189; Mr. DeLeo: $24,249, $18,721, and $14,715 and
    Mr. Marshall: $126,325, $83,133, and $10,302. Includes car allowance of $6,000 for Mr. Tsaggaris in 2001. Includes compensatory tax payments and service fees paid in connection with investment counseling services of $9,212 for Mr. Tsaggaris in 2001; $9,106 and $9,865 for Mr. DeLeo in 2000 and 1999; and $11,484 for Mr. Marshall in 1999.

(4) Includes total number of stock options granted during the fiscal year, with or without tandem SARs and stock-for-stock (reload) options on option exercises, as applicable, whether vested or not. See table titled Option/SAR Grants in Last Fiscal Year. Once granted, the stock options can be exercised only if they become awarded and vested. The award of options is based on corporate and individual performance and achievement of specified goals and objectives over a specified award period. Some options are vested immediately upon award while others are subject to time-based vesting following the award date.

(5) Includes matching contributions under the 401(k) Retirement Savings Plan for Management Employees in 2001, 2000, and 1999 for Mr. Hoffmann: $4,198 (for 2001 only); Mr. Roque: $3,989, $3,988, and $4,783; Mr. Tsaggaris: $5,042
    (for 2001 only); Mr. DeLeo: $5,058, $5,061, and $4,783; and Mr. Marshall:
    $2,524, $5,031, and $4,783. Includes accrued, unused vacation sold to DQE in 2001, 2000, and 1999 for Mr. O'Brien: $5,700 (for 2001 only); Mr. Hoffmann:
    $3,186 (for 2001 only); and Mr. DeLeo: $3,610 each year. Includes vacation sold by Mr. Roque in 2000 and 1999: $4,750 and $4,275. Includes the following amounts paid to Mr. Marshall in 2001 pursuant to his separation agreement (described on page 18): $145,833 of base salary continuation; $62,500 of target bonus continuation; and $833,016 of separation allowance.

(6) Because Mr. O'Brien became Chief Executive Officer on September 14, 2001 and Messrs. Hoffmann and Tsaggaris became executive officers on October 1, 2001, only compensation information for 2001 is included.

(7) Mr. Tsaggaris' bonus in 2001 was earned under the DQE Energy Services, Inc. Equity Participation Plan (described on page 18), and based on annual changes in that company's fair market value. As of the date of this Proxy Statement, the 2001 value had not been determined and therefore
    Mr. Tsaggaris' 2001 bonus cannot be calculated yet.

(8) These options were forfeited upon the termination of Mr. Marshall's employment.

SUPPLEMENTAL TABLES

    The following tables provide information with respect to options to purchase Common Stock and tandem stock appreciation rights in 2001 under the DQE, Inc. Long-Term Incentive Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                              INDIVIDUAL GRANTS
                                                      (C)
                                   (B)            % OF TOTAL                                           (F)
                                NUMBER OF         OPTIONS/SARS         (D)                           GRANT
                               SECURITIES         GRANTED TO         EXERCISE                         DATE
                               UNDERLYING         EMPLOYEES          OR BASE           (E)          PRESENT
             (A)               OPTIONS/SARS       IN FISCAL           PRICE         EXPIRATION       VALUE
            NAME               GRANTED (#)          YEAR             ($/SH)(4)        DATE           ($)(5)
M. K. O'Brien                    50,144 (1)            4.0             31.41        01/24/11         352,011
                                119,000 (2)            9.6             16.90        12/11/11         299,880
F. A. Hoffmann                   25,073 (1)            2.0             31.41        01/24/11         176,005
                                 53,000 (2)            4.2             16.90        12/11/11         133,560
V. A. Roque                      41,787 (1)            3.3             31.41        01/24/11         293,345
                                 79,500 (2)            6.4             16.90        12/11/11         200,340
A. Tsaggaris                     12,500 (1)            1.0             31.41        01/24/11          87,750
                                 53,000 (2)            4.2             16.90        12/11/11         133,560
W. J. DeLeo                      27,222 (1)            2.1             31.41        01/24/11         191,098
D. D. Marshall                  119,390 (3)            9.2             31.41              (3)             (3)

(1) These grants represent year 2001 performance stock-for-stock options with tandem stock appreciation rights and stock-for-stock (reload) options.

(2) These grants represent performance stock options which become exercisable, if at all, in 50% increments on June 11, 2003 if two price targets are met. As the first target was met in the first quarter of 2002, the shares associated with that portion of the option will vest on time, and remain exercisable until December 11, 2011. The second target requires the average daily closing price of Common Stock on the New York Stock Exchange during any 30 day trading day period to exceed $22.49. If the second price target is met within three years of the grant, the options associated with that portion will be granted and will remain exercisable until December 11, 2011; otherwise, such options will be forfeited.

(3) All of these options were forfeited upon termination of Mr. Marshall's employment.

(4) The exercise price of the options is the fair market value of Common Stock on the date such options were granted. The exercise price may be payable in cash or previously owned shares of Common Stock held for at least six months.

(5) The grant date present value shown in column (f) gives the theoretical value of the options listed in column (b) on the grant dates using the Black-Scholes option pricing model, modified to account for the payment of dividends. The theoretical value of the option was calculated assuming an option life equal to the time period between the grant date and expiration date (i.e., 10 years); a periodic risk-free rate of return equal to the yield of the 10-year U.S. Treasury note maturing on the option expiration date, as reported by Bloomberg Financial Markets on the grant date (i.e., from 5.049% to 5.303%); an initial quarterly dividend immediately following the option grant date (i.e., $0.42), with an expected monthly stock price volatility as reported by Bloomberg Financial Markets over five years as of the month of the grant, (i.e., from 27.97% to 25.06%). No adjustments to the grant date present values have been made with respect to exercise restrictions, forfeiture, or early exercise.

    The actual value, if any, an executive may realize will depend on the difference between the actual stock price and the exercise price on the date the option is exercised. There is no assurance that the value ultimately realized by an executive, if any, will be at or near the value estimated.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                         (D)                (E)
                            (B)                      NUMBER OF          VALUE OF
                        NUMBER OF                   SECURITIES         UNEXERCISED
                        SECURITIES                  UNDERLYING         IN-THE-MONEY
                        UNDERLYING                  UNEXERCISED        OPTIONS/SARS
                         OPTIONS/       (C)       OPTIONS/SARS AT          AT
                           SARS        VALUE     FISCAL YEAR-END (#)   YEAR-END ($)
         (A)            EXERCISED     REALIZED     EXERCISABLE/        EXERCISABLE/
         NAME              (#)          ($)      UNEXERCISABLE (1)     UNEXERCISABLE
M. K. O'Brien                   --         --       51,552/202,148             -/-
F. A. Hoffmann                  --         --         7,051/89,124             -/-
V. A. Roque                     --         --      123,393/154,096             -/-
A. Tsaggaris                    --         --        81,297/53,000             -/-
W. J. DeLeo                 17,444(2)      (2)       89,590/50,665             -/-
D. D. Marshall              10,882(2)      (2)      232,725/33,739             -/-

(1) The numbers set forth include options/SARs previously granted (including those granted in 2001) but not yet earned. The number to be earned will be based on individual and corporate performance and may be earned by the officer over future periods from one to three years as established with each option grant.

(2) Out-of-the-money SARs exercised immediately prior to expiration to allow the holder to receive accumulated dividends under the related dividend equivalent account.

RETIREMENT PLAN

    We maintain tax-qualified and non-qualified defined benefit pension plans and arrangements that cover the named executive officers, among others. The following table illustrates the estimated annual straight-life annuity benefits payable at the normal retirement age of 65 to management employees in the specified earnings classifications and years of service shown:

                               PENSION PLAN TABLE

   HIGHEST
 CONSECUTIVE                                            YEARS OF SERVICE
FIVE-YEAR AVERAGE       --------------------------------------------------------------------------------
 COMPENSATION              5          10          15          20          25          30          35

      $200,000          $17,000    $ 34,000    $ 51,000    $ 68,000    $ 84,000    $ 97,000    $107,000

      $300,000          $26,000    $ 52,000    $ 78,000    $104,000    $129,000    $149,000    $164,000

      $400,000          $35,000    $ 70,000    $105,000    $140,000    $174,000    $200,000    $220,000

      $500,000          $44,000    $ 88,000    $132,000    $176,000    $219,000    $252,000    $277,000

      $600,000          $53,000    $106,000    $158,000    $211,000    $264,000    $303,000    $333,000

    Compensation utilized for pension formula purposes includes salary and bonus reported in columns (c) and (d) of the Summary Compensation Table and stock option compensation prior to March 1, 1994. An employee who has at least five years of service has a vested interest in the retirement plan. Benefits are received by an employee upon retirement, which may be as early as age 55. Benefits are reduced by reason of retirement if commenced prior to age 60 or upon election of certain options under which benefits are payable to survivors upon the death of the employee. Pension amounts set forth in the above table reflect the integration with social security of the tax-qualified retirement plans. Retirement benefits are also subject to offset by other retirement plans under certain conditions.

    The current covered compensation and current years of credited service for Messrs. O'Brien, Hoffmann, Roque, Tsaggaris, DeLeo, and Marshall respectively, are $413,513 and 16.8; $211,000 and 19.0; $359,375 and 14.3; $1,764,675 and
12.8; $264,860 and 26.3; and $812,500 and 24.7.

EMPLOYMENT AGREEMENTS

    We have stand-alone non-competition agreements with Messrs. O'Brien, Hoffmann, Roque, Tsaggaris and DeLeo. These agreements provide for non-disclosure of confidential information, non-competition in a specified geographic area, non-solicitation of customers and suppliers, among other provisions, for specified periods of time following termination of employment.

    Mr. O'Brien has a three-year employment agreement, subject to automatic one-year extensions as of each annual anniversary of the effective date unless prior written notice of termination is given by Mr. O'Brien or DQE. The agreement provides, among other things, that Mr. O'Brien will serve as President and Chief Executive Officer of DQE at an annual base salary of at least $450,000, subject to periodic review, and provides for his participation in executive compensation and other DQE employee benefit plans. If Mr. O'Brien is discharged other than for cause (as defined) or resigns for good reason (as defined), then, in addition to any amounts earned but not paid as of the date of termination, he will receive the balance of his base salary and bonus for the remaining term of the agreement, payable as specified in the agreement. Upon any such termination, Mr. O'Brien will also receive a lump sum payment equal to the actuarial equivalent of the additional pension he would have accrued had his service for pension purposes continued until the expiration of the agreement and be entitled to immediate vesting (or, in the Board's discretion, the redemption in cash) of all of his stock-based awards. The agreement also provides for reimbursement for any additional tax liability incurred as a result of excise taxes imposed on payments deemed to be attributable to a change of control (as defined), under certain circumstances, or for reduction of the payments to avoid excise taxes.

    As the former President of DQE Energy Services, Inc., Mr. Tsaggaris participates in the DQE Energy Services, Inc. Equity Participation Plan (the "EPP"). The EPP was established in 1999 to promote growth and profitability of DQE Energy Services by providing participants a financial interest in such growth. The DQE Energy Services board determined, with input from an appraisal firm, annual changes in the company's fair market value. Participants in the EPP were each assigned an allocation percentage of such annual changes, which amounts were then credited to a bookkeeping account in the name of each participant. Subject to the achievement of performance goals, Mr. Tsaggaris received pro-rated payments from his account. The EPP was terminated in the third quarter of 2001. One-third of the amount in his account was paid to Mr. Tsaggaris at that time, with the remaining amounts to be paid in equal installments in January of 2003 and 2004.

    Mr. Hoffmann has a retention agreement as President of AquaSource, Inc.
Mr. Hoffmann will receive certain payments if, in connection with a change in control (as defined) of AquaSource, his employment is terminated by AquaSource other than for cause, death or disability, he does not accept a qualifying offer of employment with DQE or an affiliate and he does not receive a qualifying offer of employment with AquaSource's successor. Certain other events which constitute constructive discharge may also trigger payment. Payments will only be triggered if Mr. Hoffmann's employment is terminated by AquaSource, or he is constructively discharged, during a coverage period (as defined) beginning when a change in control is announced or occurs and ending if a transaction is abandoned or, if not, 36 months after the closing of the transactions constituting a change of control. Mr. Hoffmann is entitled to receive, over a 36-month period, salary continuation payments at his current annual base pay, target bonus opportunity payments, and annual payments of $200,000, intended to compensate him for the loss of long-term benefits. Mr. Hoffmann's stand-alone non-competition agreement is effective before and after the coverage period; during the coverage period, his retention agreement is in effect. The retention agreement also contains non-competition and confidentiality provisions.

    In connection with Mr. Marshall's retirement, we entered into a separation agreement with him, pursuant to which he received a lump sum payment for all base salary, vacation pay and expense reimbursement accrued but not paid as of his date of termination, and will receive base salary continuation at his current rate ($500,000 per year) through December 2003. Mr. Marshall received lump sum payments of $526,508 (the actuarial equivalent of the additional pension he would have accrued had his service for pension purposes continued through December 2003); $128,080 (covering the estimated cost of continued health insurance benefits until Medicare eligibility); $33,654 (in lieu of continued life and disability insurance coverage through December 2003); and $161,734 (to pay administrative costs and taxes on welfare benefits). He will also receive monthly payments through December 2003 of $20,833, representing one-twelfth of his target bonus. Mr. Marshall's stock-based awards became fully vested as of his termination date, and will remain exercisable for three years after such date. Mr. Marshall agreed, among other things, not to disclose confidential information about us and our affiliates; compete directly or indirectly with us or any of our affiliates in a specified geographic area; solicit the business of our customers and suppliers; or induce any employee of ours or our affiliates to leave his or her current employment, each for specified periods of time. The salary continuation and monthly bonus payments discussed above are each specifically subject to cancellation if, among other things, Mr. Marshall competes with or solicits any employees of ours or our affiliates. Mr. Marshall also released us and our affiliates from liability for claims arising from and during his employment.

EQUITY COMPENSATION PLAN INFORMATION

    The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing compensation plans as of December 31, 2001:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                    (C)
                                          (A)                              NUMBER OF SECURITIES
                                     NUMBER OF                (B)          REMAINING AVAILABLE
                                   SECURITIES TO BE     WEIGHTED AVERAGE   FOR FUTURE ISSUANCE
                                    ISSUED UPON         EXERCISE PRICE      UNDER EQUITY
                                    EXERCISE OF         OF OUTSTANDING     COMPENSATION PLANS
                                    OUTSTANDING          OPTIONS,          (EXCLUDING SECURITIES
                                   OPTIONS, WARRANTS    WARRANTS AND          REFLECTED
PLAN CATEGORY                       AND RIGHTS            RIGHTS           IN COLUMN (A))
Equity compensation plans
  approved by security holders         2,199,397             $29.88              2,690,468
Equity compensation plans not
  approved by security holders                --                 --                     --
Total                                  2,199,397             $29.88              2,690,468

PROPOSAL NO. 2

APPROVAL OF THE DQE, INC. 2002 LONG-TERM INCENTIVE PLAN

INTRODUCTION

    Effective as of January 1, 2002, and subject to stockholder approval, the Board adopted the new DQE, Inc. 2002 Long-Term Incentive Plan ("Incentive Plan"). If approved, the Incentive Plan will replace the prior DQE, Inc. Long-Term Incentive Plan, as amended (the "Prior Plan"). Awards granted under the Prior Plan before January 1, 2002 will not be affected by the adoption of the Incentive Plan, and the Prior Plan will remain in effect to the extent necessary to administer the options already granted thereunder, but no new stock options will be granted under the Prior Plan after January 1, 2002. If the stockholders do not approve the Incentive Plan, it will not take effect, and the Prior Plan shall remain in effect.

    We believe that in order to attract, retain and motivate employees, including directors and officers who are employees, as well as non-employee directors, it is desirable to offer such employees and non-employee directors equity-based compensation. The Incentive Plan is intended to be a flexible vehicle under which a variety of types of equity-based and cash-based compensation awards, including stock options, stock appreciation rights, restricted shares and performance awards, can be made.

    The material features of the Incentive Plan are summarized below, but this summary is qualified in its entirety by the full text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A.

SHARES AVAILABLE UNDER THE INCENTIVE PLAN

    The pool of 2,690,468 shares reserved for issuance under the Incentive Plan consists entirely of shares remaining available for issuance under the Prior Plan. Approval of the Incentive Plan will not result in an increase in the number of shares reserved for equity-based grants. Of those shares, no more than 500,000 shares may be issued as restricted shares.

    The number of shares available for issuance under the Incentive Plan will be subject to anti-dilution adjustments. Shares subject to canceled, terminated, expired, surrendered or forfeited awards made under the Incentive Plan become available again for issuance under the Incentive Plan. However, shares subject to canceled, terminated, expired, surrendered or forfeited awards made under the Prior Plan will not become available again for issuance under the Incentive Plan. If any alternative stock appreciation rights are exercised and the related stock option is surrendered unexercised, the stock option will be deemed to have been exercised and the underlying shares will no longer be available for issuance under the Incentive Plan. The shares to be offered under the Incentive Plan will be either authorized and unissued shares or issued shares that have been reacquired by the Company. The closing price of Common Stock on April 10, 2002, as reported on the New York Stock Exchange Consolidated Transaction Reporting System was $19.70 per share.

ADMINISTRATION

    The Incentive Plan is administered by two committees of the Board of
Directors: the Disinterested Committee and the Key Employee Committee (each a "Committee"). The Disinterested Committee has authority to make awards to eligible employees in its discretion and to interpret the Incentive Plan and prescribe rules, regulations and procedures in connection with its operations. The Compensation Committee currently functions as the Disinterested Committee. The sole authority of the Key Employee Committee is to select eligible employees who are not "insiders" (who are not subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934) and to establish the terms and conditions of their awards. Our Chief Executive Officer currently functions as the Key Employee Committee.

ELIGIBILITY

    Any employee who is classified as regularly and actively employed by DQE or an affiliated company and whose wages and other conditions of employment are not covered by a collective bargaining agreement (unless and until such agreement provides for the application of the Incentive Plan to employees covered by the agreement), will be eligible to participate in the Incentive Plan. In addition, non-employee directors may receive awards of stock options under the Incentive Plan. The Committees have the authority to designate participants and establish the terms of their awards. As of April 10, 2002, approximately 170 employees and nine non-employee directors were eligible to participate in the Incentive Plan. No participant can receive awards under the Incentive Plan in any calendar year in respect of more than 500,000 shares of Common Stock or, with respect to performance awards denominated in cash, more than $1,000,000.

STOCK OPTIONS

    IN GENERAL. The Incentive Plan provides for the grant of "non-statutory" stock options, which are stock options that do not qualify under Section 422 of the Internal Revenue Code, and of alternative stock appreciation rights, which may be granted in conjunction with a stock option. In addition, a dividend equivalent account may be established in connection with a stock option.

    EXERCISE PRICE. The price at which each stock option may be exercised (the "Exercise Price") is determined in the discretion of the Committees, but may not be less than 100% of the fair market value per share of the Common Stock on the date of grant.

    EXPIRATION. In general, a stock option will become exercisable at the time and to the extent specified in the related stock option agreement. No stock option may be exercised after the expiration of ten years from the date of grant.

    EXERCISE PERIOD AFTER TERMINATION OF EMPLOYMENT. In general, each participant's stock option agreement will contain provisions regarding the extent to which a stock option may be exercised by the participant following termination of the participant's employment or directorship with DQE and our affiliates.

STOCK-FOR-STOCK OPTIONS

    A grant of stock options may provide that if a participant surrenders shares of Common Stock in full or partial payment of the Exercise Price for a stock option or tender shares or elects to have shares withheld to pay withholding taxes related to the exercise of a stock option, then, concurrently with such surrender or withholding, the participant, subject to the availability of shares of Common Stock under the Incentive Plan, will be granted a new stock option (a "New Stock Option") covering a number of shares equal to the number so surrendered or withheld. A New Stock Option may be granted in connection with the exercise of a stock option which is itself a New Stock Option. Each New Stock Option will have the same expiration date as the original stock option and an exercise price equal to the fair market value of the Common Stock on the date of exercise of the stock option in respect of which the New Stock Option was granted.

ALTERNATIVE STOCK APPRECIATION RIGHTS

    Alternative stock appreciation rights granted in conjunction with a stock option are exercisable only to the extent the related stock option may be exercised. Alternative stock appreciation rights entitle the person exercising the rights to surrender the related stock option, or a portion thereof, unexercised, and to receive in exchange therefor that number of shares of Common Stock having an aggregate fair market value on the date of exercise of the rights equal to (i) the excess of the fair market value of one share of Common Stock on the date of exercise over the Exercise Price per share of such surrendered stock option times (ii) the number of shares covered by the stock option, or portion thereof, which is surrendered.

DIVIDEND EQUIVALENT ACCOUNTS

    Dividend equivalent accounts may be established with respect to any stock option. A dividend equivalent account is credited during the period from the date of grant of the related stock option or, if later, the date the dividend equivalent account is establishment, until the earlier of (i) the date of payment of the dividend equivalent account or (ii) the date of cancellation, termination, or expiration of the stock option, with an amount equal to any cash dividends that would have been paid with respect to the shares of Common Stock then covered by the stock option if the stock option had been exercised and the Common Stock had been owned by the participant.

    The balance in any dividend equivalent account will not be paid, and the account will be eliminated, if the related stock option and any alternative stock appreciation rights are canceled, terminate or expire unexercised.

RESTRICTED SHARES

    Shares of Common Stock subject to specified restrictions ("Restricted Shares") may be awarded to participants. Restricted Shares are subject to forfeiture if the participant does not meet certain conditions, such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets. The terms and conditions of Restricted Share awards and the related performance goals are determined by the Committees. In the case of awards intended to qualify as "performance-based" for purposes of
Section 162(m) of the Internal Revenue Code, the performance goals will include specified levels of one or more of the following (either in absolute terms or as compared to another company or companies or peer group): total stockholder return, operating income, operating profit (earnings from continuing operations before interest and taxes), net income, earnings per share, return on investment or working capital, return on stockholders' equity, stock price appreciation, earnings before interest, taxes, depreciation and amortization, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), and balanced scorecard, any one of which may be measured with respect to DQE or any one or more of our affiliates or business units. The terms of any Restricted Share award granted under the Incentive Plan will be set forth in an award agreement containing provisions determined by the Committees, and not inconsistent with the Incentive Plan.

    Participants who have been awarded Restricted Shares will have all of the rights of a stockholder, including the right to vote and to receive dividends. During the forfeiture period, the Restricted Shares are nontransferable other than by will or by the laws of descent and distribution of the applicable state if a participant dies intestate. Upon the expiration or earlier termination of the forfeiture period and the satisfaction of any prescribed conditions, the restrictions will lapse, and the participant will own the shares.

    In general, all Restricted Shares will be forfeited and returned to DQE and all rights of the participant with respect to the Restricted Shares will terminate unless the participant remains an employee of DQE or one of our affiliates until the expiration of the forfeiture period and satisfies any and all other conditions set forth in the award agreement.

PERFORMANCE AWARDS

    Performance awards may be granted to key management employees. A performance award entitles an eligible participant to receive a payment based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be measured by the fair market value of a specified number of shares of Common Stock, increases in such value during the award period and/or a fixed cash amount and may be paid in cash, shares of Common Stock or a combination thereof.

    Award periods will be twenty-four (24) or more consecutive months. The performance goals will be determined by the Committees. In the case of awards intended to qualify as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code, the performance goals will include specified levels of one or more of the following (either in absolute terms or as compared to another company or companies or peer group): total stockholder return, operating income, operating profit (earnings from continuing operations before interest and taxes), net income, earnings per share, return on investment or working capital, return on stockholders' equity, stock price appreciation, earnings before interest, taxes, depreciation and amortization, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), and balanced scorecard any one of which may be measured with respect to DQE or any one or more of our affiliates or business units. When circumstances occur which cause predetermined performance targets to be an inappropriate measure of achievement, the Committees may adjust the performance targets (except to the extent inconsistent with the performance-based exception under Section 162(m) of the Internal Revenue Code).

    In general, if, prior to the end of an Award Period, a participant's employment with DQE and our affiliates terminates or the participant's employer ceases to be a DQE affiliate, the participant will not be entitled to receive any performance award.

CHANGE IN CONTROL

    In general, in the event of a change in control (as defined in the Incentive
Plan) of DQE, unless the award agreement otherwise provides, all outstanding stock options and alternative stock appreciation rights immediately become exercisable, the restrictions on all Restricted Shares lapse, all performance awards immediately become payable, and all stock options and alternative stock appreciation rights held by a participant whose employment terminates within one year of any change of control for any reason other than disability, retirement under any retirement plan of DQE or any of our affiliates, or death will be exercisable for a period of three months after the date of such termination, but in no event later than the expiration date of the stock option.

NON-EMPLOYEE DIRECTORS' OPTIONS

    Each year after the date of the annual meeting of our stockholders, each non-employee member of the Board who will be continuing as a director will automatically be granted a stock option to purchase 4,370 shares of Common Stock as of the date of such annual meeting. The Board of Directors will periodically review the number of shares subject to such annual stock option grants, and may from time to time in its discretion change such number of shares. All such stock options will be nonstatutory stock options. The Exercise Price will be equal to 100% of the fair market value per share of Common Stock on the date of the grant of the stock option. The stock options granted to non-employee directors will be subject to a vesting schedule and will also be subject to certain exercise, term and transferability provisions as set forth in the Incentive Plan.

DURATION, TERMINATION, AND AMENDMENT

    The Incentive Plan will terminate on December 31, 2011, unless earlier terminated by the Board. The Board may amend, alter, revoke, or terminate the Incentive Plan at any time or from time to time, provided that (i) no revocation or termination will terminate any outstanding stock option, alternative stock appreciation right, restricted share award, performance award or dividend equivalent account and (ii) no alteration or amendment will, without stockholder approval, (a) increase the total number of shares which may be issued and delivered under the Incentive Plan; (b) increase the total number of shares that may be covered by awards to any one person; (c) change the minimum Exercise Price; or (d) extend the period during which awards may be granted under the Incentive Plan. An amendment, alteration, revocation, or termination of the Incentive Plan will not, without the written consent of a participant, adversely affect such participant's rights with respect to any stock option, alternative stock appreciation right, restricted share award, performance award or dividend equivalent account previously granted or established under the Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief description of the principal federal income tax consequences of Incentive Plan benefits under present law. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

    STOCK OPTIONS. A participant will not recognize any taxable income for federal income tax purposes upon receipt of a stock option. Upon exercise of a stock option, the amount by which the fair market value of the shares of Common Stock received, determined as of the date of exercise, exceeds the Exercise Price will be treated as compensation income received by the participant; provided, however, that the timing and amount of compensation income recognition by a participant may be altered if shares of Common Stock received upon exercise are subject to certain forfeiture and transferability restrictions.

    STOCK APPRECIATION RIGHTS. A participant will not recognize any taxable income for federal income tax purposes upon receipt of alternative stock appreciation rights. Upon the exercise of alternative stock appreciation rights, the fair market value of any shares of Common Stock received, determined as of the date of exercise, and the amount of any cash received will be treated as compensation income received by the participant in the year of exercise; provided, however, that the timing and amount of compensation income recognition by a participant with respect to any shares of Common Stock received upon exercise may be altered if such shares are subject to certain forfeiture and transferability restrictions.

    DIVIDEND EQUIVALENT ACCOUNTS. A participant will not recognize any taxable income for federal income tax purposes upon the establishment of a dividend equivalent account or upon the crediting of amounts to such Account. All or any portion of the balance of a dividend equivalent account that is paid to a participant will be treated as compensation income received by the participant in the year that payment is made in respect of the dividend equivalent account.

    RESTRICTED SHARES. A participant will normally not recognize taxable income upon an award of Restricted Shares until the lapse of the applicable restrictions. Upon the lapse of the restrictions, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock as to which the restrictions have lapsed. However, a participant may elect under Section 83(b) of the Internal Revenue Code to recognize taxable ordinary income in the year the Restricted Shares are awarded in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. Any gain or loss subsequently recognized by the participant will be a capital gain or loss.

    PERFORMANCE AWARDS. Normally, a participant will not recognize taxable income upon the grant of such awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant.

    DQE DEDUCTION. DQE and its affiliated companies generally will be entitled to a deduction for compensation paid in the same amount and at the same time as compensation income is deemed to be received by the participant in connection with the exercise of a stock option, alternative stock appreciation right, payment in respect of a dividend equivalent account, performance award or Restricted Share award.

BENEFITS ALLOCATED UNDER THE INCENTIVE PLAN

    Set forth in the table below entitled "Incentive Plan Benefits" is a list of the performance awards that have been allocated as of April 10, 2002, subject to stockholder approval, to each of the following:

                            INCENTIVE PLAN BENEFITS

                                                         DOLLAR VALUE ($)       NUMBER OF
                                                         OF PERFORMANCE        PERFORMANCE
NAME AND POSITION                                           AWARDS               AWARDS
Morgan K. O'Brien,.....................................        246,090              13,000
President and Chief Executive Officer
Frank A. Hoffmann......................................        113,580               6,000
Executive Vice President,
President of AquaSource
Victor A. Roque........................................        160,905               8,500
Executive Vice President,
President of Duquesne Light
Alexis Tsaggaris.......................................        113,580               6,000
Executive Vice President
William J. DeLeo.......................................       --                   --
Vice Pres.-Corp. Compliance
and Corp. Secretary
Executive Officers as a Group..........................        747,735              39,500
(nine individuals)
Non-Executive Director Group...........................       --                   --
(nine individuals)
Non-Executive Officer..................................        293,413              15,500
Employee Group

    Other than performance awards granted as of January 1, 2002 and allocated as described in the table above (subject to stockholder approval of the Incentive
Plan), the awards that will be received or allocated, or that would have been received or allocated pursuant to the Incentive Plan during the fiscal year ending December 31, 2001 if the Incentive Plan had been in effect during such fiscal year, are not determinable.

 THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE INCENTIVE PLAN AND RECOMMENDS
                                    THAT THE
     COMPANY'S STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Action is to be taken at the Annual Meeting of Stockholders to ratify the appointment, by the Board of Directors, of independent auditors to audit the books of DQE and our subsidiaries for the year ended December 31, 2002. The Board recommends the ratification of the appointment of Deloitte as independent auditors for the year 2002.

    Deloitte provided a variety of professional services for us and our subsidiaries during 2001. Included were the audit of our annual financial statements; reviews of quarterly financial statements; services related to filings with the Securities and Exchange Commission and the Federal Energy Regulatory Commission; audits of certain employee benefit plans; and consultations on matters related to accounting and financial reporting. Non-audit services also were provided during 2001, including financial information and human resources systems design and implementation, technical assistance relating to corporate tax matters, and tax consulting.

    Representatives of Deloitte will be present at the meeting, will have the opportunity to make a statement if they desire, and will also be available to respond to appropriate questions from stockholders in attendance.

    We are submitting the appointment of independent auditors for ratification by our stockholders, although ratification is not required. If ratification is not obtained, the Board of Directors will reconsider its appointment of Deloitte.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
          RATIFY THE APPOINTMENT OF DELOITTE AS INDEPENDENT AUDITORS.

OTHER INFORMATION

    The Board of Directors does not intend to present any matters at the meeting other than those referred to, and at this date is unaware of anything that will be presented by other parties. Other matters that properly come before the meeting will be voted on by the persons named in the enclosed form of proxy in accordance with their best judgment.

STOCKHOLDER PROPOSALS

    Any proposal which a stockholder intends to present at the Annual Meeting of Stockholders in the year 2003, currently expected to be held in May 2003, and which the stockholder requests to be included in our proxy statement and form of proxy for the Annual Meeting of Stockholders in the year 2003, as well as notice of any proposal a stockholder intends to raise at the meeting pursuant to an independent solicitation, must be received by us no later than December 26, 2002. Proposals received after that date cannot be submitted for action at the 2003 meeting. Requests must be in writing and mailed to our Corporate Secretary, DQE, Inc., 411 Seventh Avenue, Ninth Floor, Pittsburgh, PA 15219.

FORM 10-K

    IF YOU ARE A BENEFICIAL HOLDER OF COMMON STOCK ON THE RECORD DATE FOR THE STOCKHOLDER'S MEETING, WE WILL SEND YOU, FREE UPON REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR 2001. REQUESTS MUST BE MADE IN WRITING TO OUR CORPORATE SECRETARY, DQE, INC., 411 SEVENTH AVENUE, NINTH FLOOR, PITTSBURGH, PA 15219.

    The Audited Financial Statements and the Notes to the Audited Financial Statements from our 10-K are embodied in our 2001 Annual Report, which was mailed to all stockholders prior to, or at the same time as, this proxy solicitation.

PROXY SOLICITATION

    This solicitation of proxies is made on behalf of the Board, and we will bear the related cost. In addition to the solicitation of proxies by mail, officers, directors and regular employees may solicit proxies in person or by telephone, electronic transmission or by facsimile transmission. We have engaged Georgeson Shareholder, 17 State Street, 28th Floor, New York, NY 10004, to assist through similar means in the solicitation of brokers, nominees and other institutions. The anticipated cost is approximately $3,500 plus reimbursement of related expenses. We will also request brokerage firms and other nominees or fiduciaries to forward copies of our proxy material to beneficial owners of stock held in their names. We may reimburse them for reasonable out-of-pocket expenses.

                                          By Order of the Board of Directors,
                                          William J. DeLeo
                                          VICE PRESIDENT--CORPORATE COMPLIANCE
                                          & CORPORATE SECRETARY

April 23, 2002

                                                                      APPENDIX A

                                   DQE, INC.
                         2002 LONG-TERM INCENTIVE PLAN

    This is the DQE, Inc. 2002 Long-Term Incentive Plan (as it may be amended from time to time, the "Plan"). Section 16 of the Plan contains a key to the locations of the definitions of certain capitalized terms that are used in this Plan. The purposes of the Plan are to encourage eligible employees of DQE, Inc. (the "Company") and any Affiliate of the Company, including without limitation directors and officers of the Company and each Affiliate of the Company who are employees, as well as non-employee directors of the Company, to increase their efforts to make the Company and each Affiliate of the Company more successful, to provide an additional inducement for such employees and non-employee directors to remain with the Company or an Affiliate, to reward such employees and non-employee directors by providing an opportunity to acquire shares of the Common Stock, no par value (the "Common Stock"), of the Company on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or an Affiliate of the Company and to serve as non-employee directors of the Company. For the purposes of the Plan, the term "Affiliate" shall have the meaning given to that term in Rule 12b-2 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act").

    The Plan replaces the Company's prior plan, the DQE, Inc. Long-Term Incentive Plan, as amended (the "Prior Plan"). Stock options (with or without alternative stock appreciation rights, limited stock appreciation rights and/or, for stock options granted on or after January 1, 1990, Dividend Equivalent Accounts) granted under the Prior Plan prior to the Effective Date (each, a "Prior Option") shall not be affected by the adoption of the Plan, and the Prior Plan shall remain in effect to the extent necessary to administer the Prior Options, but no new stock options shall be granted under the Prior Plan after the Effective Date.

SECTION 1.  ADMINISTRATION

    Except as otherwise provided below with respect to Non-Insiders (as hereinafter defined), the Plan shall be administered by a Committee (the "Disinterested Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board. Unless otherwise determined by the Board, the Disinterested Committee shall be constituted so as to qualify Awards under the Plan as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and for the exemption provided by Rule 16b-3 of the Securities and Exchange Commission under the 1934 Act.

    The Disinterested Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

    The Disinterested Committee shall keep records of action taken at its meetings. A majority of the Disinterested Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Disinterested Committee, shall be the acts of the Disinterested Committee.

    The Plan is intended to comply in all respects with Section 16(b) of the 1934 Act, the regulations promulgated thereunder and any amendments to the 1934 Act or the regulations. Any provision contrary to such law or regulations shall be deemed void to the extent prohibited by law.

    Notwithstanding any provision of the Plan to the contrary, from the shares of Common Stock available under Section 3 hereof, the Disinterested Committee may at any time and from time to time set aside a number of shares for issuance pursuant to Awards ("Non-Insider Awards") to be granted in the sole discretion of the Key Employee Stock Incentive Award Committee of the Board (the "Key Employee Committee"). Such Non-Insider Awards may be granted by the Key Employee Committee only to Non-Insiders (as hereinafter defined in Section 2) and shall be subject to such terms and conditions, consistent with the Plan, as may be established by the Key Employee Committee at the time of such grants. The authority of the Key Employee Committee with respect to Non-Insider Awards shall be limited to the selection of persons to receive such Awards and the establishment, consistent with the Plan, of the terms

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and conditions of such Awards, including the number of shares of Common Stock subject thereto; all other aspects of Plan administration with respect to Non-Insider Awards shall be the sole and exclusive responsibility of the Disinterested Committee in accordance with the applicable provisions of the Plan.

SECTION 2.  ELIGIBILITY

    All eligible employees (as defined in the following sentence) of the Company and any Affiliate of the Company shall be eligible to receive Awards under the Plan. For purposes of the Plan, an eligible employee is an employee who is classed as regularly and actively employed by the Company or any Affiliate of the Company and whose wages and other conditions of employment are not covered by a collective bargaining agreement, unless and until such agreement provides for the application of the Plan to employees covered by such agreement. For purposes of the Plan, the term "Award" means any one or a combination of stock options (with or without alternative stock appreciation rights and/or Dividend Equivalent Accounts), Restricted Shares (as hereinafter defined in Section 6), Performance Awards (as hereinafter defined in Section 7), awards of cash or any other award made under the terms of the Plan. For purposes of the Plan, the term "Participant" means an eligible employee designated to receive an Award pursuant to the Plan.

    Subject to the provisions of the Plan, the Disinterested Committee shall have full and final authority, in its discretion, to grant Awards as described herein and to determine the employees to whom Awards shall be granted, the number of shares to be covered by each Award, and the terms and conditions of each Award. In determining the number of shares covered by each Award and the terms and conditions of each Award and, with respect to each stock option grant, whether alternative stock appreciation rights shall be granted or whether Dividend Equivalent Accounts should be established in conjunction with a stock option, the Disinterested Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Company or an Affiliate of the Company of his or her service, his or her present and/or potential contribution to the success of the Company or an Affiliate of the Company and such other factors as the Disinterested Committee may deem relevant.

    Notwithstanding the foregoing, subject to the provisions of the Plan, the Key Employee Committee shall have full and final authority, in its discretion, to grant Awards to Non-Insiders as described herein and to determine the eligible employees to whom such Non-Insider Awards shall be granted, the number of shares to be covered by each such Non-Insider Award, and the terms and conditions of each such Non-Insider Award; PROVIDED, HOWEVER, that Non-Insider Awards shall be granted solely and exclusively to persons who at the time of such Awards are not subject to the reporting and liability provisions of
Section 16 of the 1934 Act with respect to DQE Common Stock ("Non-Insiders"). The foregoing provisions shall not preclude the Disinterested Committee from also making awards under the Plan to Non-Insiders.

    Non-employee directors of the Company shall receive Awards under the Plan only in accordance with Section 10 hereof.

    No Participant shall receive Awards (including, without limitation, any stock appreciation rights or other Awards denominated in Common Stock but payable in cash) under the Plan in any calendar year in respect of (i) more than 500,000 shares of Common Stock, subject to adjustment as set forth in
Section 8, or (ii) solely in the case of Performance Awards denominated in cash, more than $1,000,000.

SECTION 3.  SHARES AVAILABLE UNDER THE PLAN

    Subject to adjustment and substitution as set forth in Section 8, the aggregate number of shares of the Common Stock authorized for issuance under the Plan shall be 2,690,468 shares and, of this total, no more than 500,000 shares shall be issued as Restricted Shares. If any stock option award granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, if any Restricted Shares are forfeited as provided in Section 6(B), or if any shares of the Common Stock subject to any Performance Award are otherwise surrendered by the Participant, the number of shares subject to such stock option, such Restricted Share award or such Performance Award shall again be available for purposes of the Plan; however, for purposes of determining the number of shares of the Common Stock as to which Awards may be granted under the Plan, to the extent that alternative stock appreciation rights or limited stock appreciation rights granted in conjunction with a stock option are exercised and the stock option surrendered unexercised, such stock option shall be deemed to have been

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exercised instead, and the shares of the Common Stock which otherwise would have been issued or delivered upon the exercise of such stock option shall not again be available for the grant of any other Award under the Plan. None of the shares subject to any stock option award granted under the Prior Plan shall again be available for purposes of the Plan if such stock option is canceled by mutual consent or terminates or expires for any reason without having been exercised in full. The shares that may be delivered under the Plan following the Effective Date may be newly issued shares or shares acquired by the Company on the open market or from such other source as may be determined from time to time by the Company.

    The obligation of the Company to sell or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which such shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

SECTION 4. GRANT OF STOCK OPTIONS, ALTERNATIVE STOCK APPRECIATION RIGHTS AND ESTABLISHMENT OF DIVIDEND EQUIVALENT ACCOUNTS

    The Disinterested Committee (and the Key Employee Committee, in the case of Non-Insider Awards) shall have authority, in its discretion, to grant "nonstatutory" stock options (I.E., stock options that do not qualify under Section 422 of the Code). The Disinterested Committee (and the Key Employee Committee, in the case of Non-Insider Awards) also shall have the authority, in its discretion, to grant alternative stock appreciation rights in conjunction with stock options with the effect provided in Section 5(D), to grant stock-for-stock options in conjunction with stock options with the effect provided in Section 5(F) and to establish Dividend Equivalent Accounts. If the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) contemplates an immediate grant to a Participant, the date of grant shall be the date of the Disinterested Committee's (or the Key Employee Committee's) action. If the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) contemplates a date on which the grant is to be made other than the date of the Disinterested Committee's (or the Key Employee Committee's) action, the date of grant shall be the date so contemplated and set forth in or determinable from the records of action of the Disinterested Committee (or the Key Employee Committee), provided that the date of grant shall not precede the date of the Disinterested Committee's (or the Key Employee Committee's) action. Alternative stock appreciation rights granted in conjunction with a stock option may be granted and Dividend Equivalent Accounts established in conjunction with stock options may be established either at the time the stock option is granted or at any time thereafter during the term of the stock option.

SECTION 5. TERMS AND CONDITIONS OF STOCK OPTIONS, ALTERNATIVE STOCK APPRECIATION RIGHTS AND DIVIDEND EQUIVALENT ACCOUNTS

    Stock options and alternative stock appreciation rights granted under the Plan shall be subject to the following terms and conditions:

    (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), in its discretion, shall determine but shall not be less than 100% of the fair market value per share of the Common Stock covered by the stock option on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(J). Without the prior approval of the Company's stockholders, stock options issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the option exercise price of a previously granted stock option.

    (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); PROVIDED, HOWEVER, that in lieu of such cash a Participant may (if authorized by the Disinterested Committee) pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(J), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock acquired directly from the Company which have been held for less than six months may be delivered in payment of the option price of a stock option. In the discretion of the Disinterested Committee, the delivery of shares of Common Stock in full or partial payment of the option exercise price may be accomplished without the actual delivery by the Participant of stock certificates representing the delivered shares under a procedure whereby the Participant attests in writing, on a form acceptable to the Disinterested Committee, to ownership of the subject shares and the Company delivers to the Participant certificates representing the net shares issuable upon such option exercise. Payment may also be made, in the discretion of the Disinterested Committee, by the delivery (including, without limitation, by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the option price. The date of exercise of a stock option shall be determined under procedures established by the Disinterested Committee, and as of the date of exercise the person exercising the stock option shall, as between the Company and such person, be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan as provided in Section 3.

    (C) No stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

    (D) Alternative stock appreciation rights granted in conjunction with a stock option may be exercised only when and to the extent the stock option may be exercised (determined without regard to the restrictions set forth in Section 5(K)) and only by the same person who is entitled to exercise the stock option. Alternative stock appreciation rights entitle such person to surrender the stock option, or any portion thereof, unexercised and to receive from the Company in exchange therefor that number of shares of the Common Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation rights equal to the excess of the fair market value of one share of the Common Stock on such date of exercise over the option price per share times the number of shares covered by the stock option, or portion thereof, which is surrendered, except that cash shall be paid by the Company in lieu of a fraction of a share. Unless the Disinterested Committee otherwise determines, the Participant may exercise alternative stock appreciation rights for cash, or partly in cash and partly in shares. The date of exercise of alternative stock appreciation rights shall be determined under procedures established by the Disinterested Committee, and payment under this Section 5(D) shall be made by the Company as soon as practicable after the date of exercise. As of the date of exercise, the person exercising the alternative stock appreciation rights shall, as between the Company and such person, be considered for all purposes to be the owner of the shares which are to be delivered upon the exercise of the alternative stock appreciation rights. To the extent that the stock option in conjunction with which alternative stock appreciation rights have been granted is exercised, canceled, terminates or expires, the alternative stock appreciation rights shall be canceled. For the purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in
Section 5(J).

    (E) For any stock option (with or without alternative stock appreciation rights) granted under the Plan, the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) shall have the discretion, upon the grant of a stock option or thereafter, to establish a Dividend Equivalent Account with respect to the stock option, and the stock option agreement referred to in Section 5(I) or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms apply.

    Subject to such conditions, limitations and restrictions as shall be established by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), from the date of grant of the stock option or, if later, the date of establishment of the Dividend Equivalent Account, to the earlier of (i) the date of payment of such Dividend Equivalent Account or
(ii) the date of cancellation, termination or expiration of the stock option, the Dividend Equivalent Account shall be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the Common Stock then covered by the stock option if the stock option had been exercised and such Common Stock had been held of record on such record date. The Participant or other holder of such stock option shall be entitled to receive from the Company in cash the balance credited to the Dividend Equivalent Account at such time, or from time to time, as shall be determined by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) and set forth in the applicable stock option agreement referred to in Section 5(I) or an amendment thereto.

    To the extent that a stock option and any alternative stock appreciation rights granted in conjunction with the stock option are canceled, terminate or expire without the exercise of the stock option or the alternative stock appreciation rights, if any, granted in conjunction with the stock option, the Dividend Equivalent Account with respect to the stock option shall be eliminated, and no payment with respect to the Dividend Equivalent Account shall be made by the Company. Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Plan and/or the Company and no assets or funds of the Company or of the Plan shall be set aside, placed in trust, removed from the claims of the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

    (F) The Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) shall have the authority to specify, at or after the time of grant of a stock option, that, subject to the availability of shares of Common Stock under the Plan at the time of such grant, a Participant shall be granted a new stock option ("New Option") in the event (i) such Participant exercises all or a part of a stock option (an "Original Option") by surrendering in accordance with Section 5(B) of the Plan previously acquired shares of Common Stock in full or partial payment of the option price under such Original Option, and/or (ii) a Participant's withholding tax obligation with respect to the exercise of an Original Option is satisfied, in accordance with Section 14 of the Plan, by the delivery of previously acquired shares of Common Stock by the Participant to the Company or the withholding of shares of Common Stock from the shares otherwise issuable to the Participant upon the exercise of the Original Option. Each New Option shall cover a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the option price under such Original Option and/or surrendered or withheld to pay withholding taxes with respect to such Original Option. Each New Option shall have an option price per share of Common Stock equal to the fair market value of the Common Stock on the date of exercise of the stock option in respect of which the New Option was granted and shall expire on the stated expiration date of the Original Option. A New Option shall be exercisable at any time and from time to time from and after the date of grant of such New Option, subject to such restrictions on exercisability as may be imposed in the discretion of the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards); PROVIDED, HOWEVER, that a New Option shall not be exercisable during the first six months from the date of grant of such New Option. Any New Option may provide for the grant, when exercised, of subsequent New Options to the extent and upon such terms and conditions, consistent with this Section 5(F), as the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) in its sole discretion shall specify at or after the time of grant of such New Option. A New Option shall contain such other terms and conditions, which may include a restriction on the transferability of the shares of Common Stock received upon exercise of the Original Option, as the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) in its sole discretion shall deem desirable and which may be set forth in rules or guidelines adopted by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) or in the stock option agreements evidencing the New Options.

    (G) No stock option or alternative stock appreciation rights (or associated Dividend Equivalent Account) shall be transferable by a Participant otherwise than by will, or if a Participant dies intestate, by the laws of descent and distribution of the state of domicile of the Participant at the time of death, and all stock options and alternative stock appreciation rights shall be exercisable during the lifetime of a Participant only by the Participant or by the guardian or legal representative of the Participant. Notwithstanding the foregoing, the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) may grant stock options (with or without alternative stock appreciation rights or associated Dividend Equivalent Account) that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) may also amend outstanding stock options to provide for such transferability.

    (H) Subject to Section 5(K) and Section 9 of this Plan, each Participant's stock option agreement shall contain provisions, consistent with this Plan, setting forth the extent to which the Participant shall have the right to exercise his or her stock option following termination of the Participant's employment or directorship with the Company and its Affiliates. Such provisions shall be determined in the sole discretion of the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), shall be included in the stock option agreement entered into with each Participant, need not be uniform among all stock options issued under the Plan, and may reflect distinctions based on the reasons for termination; PROVIDED, HOWEVER, that in no event shall any such stock option be exercisable after the expiration date thereof under Section 5(C).

    If a Participant engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Company or an Affiliate of the Company, the Disinterested Committee may immediately terminate all outstanding stock options held by the Participant; PROVIDED, HOWEVER, that this sentence shall not apply if the exercise period of a stock option following termination of employment has been extended as provided in Section 9(C). Whether a Participant has engaged in the operation or management of a business which is in competition with the Company or an Affiliate of the Company shall also be determined, in its discretion, by the Disinterested Committee, and any such determination by the Disinterested Committee shall be final and binding.

    (I) All stock options and alternative stock appreciation rights and any associated Dividend Equivalent Accounts shall be confirmed by a stock option agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the Participant.

    (J) Fair market value of the Common Stock, so long as the Common Stock is listed on the New York Stock Exchange, shall be the mean between the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing in THE WALL STREET JOURNAL (or such other reliable publication as the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), in its discretion, may determine to rely upon) for the date as of which fair market value is to be determined. If there are no sales on such date, then fair market value shall be determined by taking a weighted average of the mean between the highest and lowest selling prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined on which there are sales. The average should be weighted inversely by the respective numbers of days between the selling dates and the date as of which fair market value is to be determined. If the Common Stock is not listed on the New York Stock Exchange on the date as of which fair market value is to be determined, the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

    (K) Notwithstanding any other provision of this Section 5 or any other provision of the Plan or any stock option agreement referred to in
Section 5(I) or an amendment thereto, any Participant who has made a hardship withdrawal from the DQE, Inc. 401(k) Retirement Savings Plan for Management Employees or the Duquesne Light Company 401(k) Retirement Savings Plan for IBEW Represented Employees shall be prohibited, for a period of six (6) months following such hardship withdrawal, from exercising any stock option under the Plan in such a manner and to the extent that the exercise of such stock option would result in an employee elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation
Section 1.401(k)-1(d)(2)(iii)(B)(3) or any successor regulation.

    Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option or alternative stock appreciation rights granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions as shall be determined by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), in its discretion, and set forth in the stock option agreement referred to in Section 5(I), or an amendment thereto.

SECTION 6

RESTRICTED SHARES

    (A) RESTRICTED SHARE AWARDS. The Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) shall have the authority, in its discretion, to grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service or other criteria, as the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) shall establish (each such share, a "Restricted Share"). With respect to performance-based awards of Restricted Shares to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the following (the "Performance Goals"): total shareholder return, operating income, operating profit (earnings from continuing operations before interest and taxes), net income, earnings per share, earnings before interest, taxes, depreciation and amortization, return on investment or working capital, return on shareholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), and balanced scorecard any one of which may be measured with respect to the Company or any one or more of its Affiliates or business units and either in absolute terms or as compared to another company or companies or peer group.

        (i) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the date of grant of an Award of Restricted Shares by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), the Company shall cause to be transferred on the books of the Company, or its agent, the Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the date of grant if an award agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. The terms of any Restricted Share award granted under the Plan shall be set forth in an award agreement executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the Participant, which award agreement shall contain provisions determined by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) and not inconsistent with the Plan. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates, if any, representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant; provided, however, that if the Restricted Shares are uncertificated, other arrangements may be made, in the discretion of the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), to ensure the enforcement of the restrictions on such Restricted Shares. Upon the lapse or release of all restrictions with respect to an Award as described in Section 6(A)(iv), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 6(A)(iv), free of any restrictions set forth in the Plan and the award agreement, shall be delivered to the Participant.

        (ii) SHAREHOLDER RIGHTS. Beginning on the date of grant of the Restricted Share award and subject to execution of the award agreement as provided in Section 6(A)(i), the Participant shall become a shareholder of the Company with respect to all shares subject to the award agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 6(A)(i).

        (iii) RESTRICTION ON TRANSFERABILITY. None of the Restricted Shares shall be transferable by a Participant otherwise than by will, or if a Participant dies intestate, by the laws of descent and distribution of the state of domicile of the Participant at the time of death, prior to lapse of the restrictions applicable thereto.

        (iv) DELIVERY OF SHARES UPON VESTING. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of any other conditions prescribed by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), or at such earlier time as provided under the provisions of
    Section 9(D), the restrictions applicable to the Restricted

    Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 14, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

    (B) TERMS OF RESTRICTED SHARES. Subject to Section 9(D) and the terms of the applicable award agreement, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the award agreement. The Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share award. If a Participant engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Company or an Affiliate of the Company, the Disinterested Committee may immediately cause all Restricted Shares to be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares to terminate. Whether a Participant has engaged in the operation or management of a business which is in competition with the Company or an Affiliate of the Company shall also be determined, in its discretion, by the Disinterested Committee, and any such determination by the Disinterested Committee shall be final and binding.

SECTION 7.  PERFORMANCE AWARDS

    (A) GENERAL

        (i) AWARD PERIODS AND CALCULATIONS OF POTENTIAL INCENTIVE AMOUNTS. The Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) may grant Performance Awards to Participants who are key management employees of the Company. A "Performance Award" shall consist of the right to receive a payment (measured by the fair market value of a specified number of shares of the Common Stock, increases in such fair market value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. An "Award Period" means, with respect to a Performance Award, the period of time set forth in the award agreement during which specified performance goals must be achieved or other conditions set forth in the award agreement must be satisfied. The Award Period shall be twenty-four (24) or more consecutive months as determined by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards).

    No later than ninety (90) days after the commencement of each Award Period, the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) shall (x) designate the Participants who are eligible to receive Performance Awards during such Award Period based on such factors as it deems pertinent, (y) set the performance targets to be achieved during an Award Period in order to receive Performance Awards, and (z) promptly provide to each person selected as a Participant written notice of such selection and the applicable performance targets. The Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), in its discretion and under such terms as it deems appropriate, may permit newly eligible employees, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

    For purposes of this Section 7, the fair market value of the Common Stock shall be determined as provided in Section 5(J). The terms of any Performance Award granted under the Plan shall be set forth in an award agreement executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the Participant, which award agreement shall contain provisions determined by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) and not inconsistent with the Plan, which may include provisions describing:
(i) the Award Period for measuring the achievement of performance objectives, in whole or in part; (ii) the performance objectives for the Participant, including a target level of performance; (iii) the amount of cash and/or the number of shares of Common Stock available to the Participant upon achieving the target level of performance; (iv) the applicable percentage of the target award that will be paid depending on the extent to which the target level of performance is fully or partially achieved or surpassed; and (v) the effect of the Participant's termination of employment prior to the end of the Award Period.

        (ii) PERFORMANCE TARGETS. The performance targets for Performance Awards may include such goals related to the performance of the Company or, where relevant, any one or more of its Affiliates or divisions and/or the performance of a Participant as may be established by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), in its discretion, but only under extraordinary circumstances as determined by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

        (iii) EARNING PERFORMANCE AWARDS. The Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), at or as soon as practicable after the date of grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of performance targets. After the end of the applicable Award Period, the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) shall determine whether the participant has achieved or surpassed the target level of performance for the Award Period.

        (iv) PAYMENT OF EARNED PERFORMANCE AWARDS. Subject to the requirements of Section 14, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards). The Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), in its sole discretion, may define such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable. If all or part of a Performance Award is in the form of shares of Common Stock, a Participant does not have the right to vote the shares or receive dividends on the shares or have any other rights of a shareholder with respect to the shares, unless and until the shares are issued to the Participant.

    (B) TERMS OF PERFORMANCE AWARDS

        (i) TERMINATION OF EMPLOYMENT. Unless the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards), in its discretion, shall otherwise determine, if prior to the end of an Award Period a Participant's employment with the Company and its Affiliates terminates, or the Participant's employer ceases to be an Affiliate of the Company, the Participant will not be entitled to receive any Performance Awards except to the extent otherwise provided in the applicable award agreement.

        (ii) OTHER EVENTS. If a Participant engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Company or an Affiliate of the Company, the Disinterested Committee may immediately cause all Performance Awards to be forfeited and returned to the Company and all rights of the Participant with respect to such Performance Awards to terminate. Whether a Participant has engaged in the operation or management of a business which is in competition with the Company or an Affiliate of the Company shall also be determined, in its discretion, by the Disinterested Committee, and any such determination by the Disinterested Committee shall be final and binding.

SECTION 8.  ADJUSTMENT AND SUBSTITUTION OF SHARES

    If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, (i) the number of shares of the Common Stock then subject to any outstanding stock option, Restricted Share award or Performance Award, (ii) the number of shares of the Common Stock which may be delivered under the Plan but are not then subject to an outstanding stock option, Restricted Share award or Performance Award, (iii) the limitation under
Section 2 on the number of shares of Common Stock which may be subject to Awards granted to any employee in any calendar year and (iv) the number of shares of Common Stock covered by the grants to non-employee directors under Section 10 of the Plan shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

    If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option, Restricted Share award or Performance Award and for each share of the Common Stock which may be delivered under the Plan but is not then subject to an outstanding stock option, Restricted Share award or Performance Award, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

    In case of any adjustment or substitution as provided for in this
Section 8, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

    The Disinterested Committee shall have the power and sole discretion to determine the amount of any adjustment or substitution pursuant to this
Section 8. No adjustment or substitution provided for in this Section 8 shall require the Company to sell or deliver a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

SECTION 9.  ADDITIONAL RIGHTS IN CERTAIN EVENTS

    (A) DEFINITION OF CHANGE IN CONTROL. For purposes of this Section 9, "Change in Control" shall mean, and shall be deemed to have occurred upon, the first to occur of any of the following events:

        (i) The acquisition by any individual, entity, or group (a "Person"), including a "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of twenty percent (20%) or more of either: (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock"); or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however the following: (a) any acquisition directly from the Company (excluding an acquisition resulting from the exercise of an exercise, conversion, or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (b) any acquisition by the Company, (c) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (d) any acquisition by any corporation pursuant to a transaction which complies with subclauses (a), (b), and (c) of clause (iii) below;

        (ii) During any twenty-four (24) consecutive month period, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such twenty-four (24) month period shall be deemed to have satisfied such twenty-four

    (24) month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds ( 2/3) of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such period) or by prior operation of the provisions of this clause (ii);

        (iii) The consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which: (a) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation, which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; (b) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, twenty-five percent (25%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors; and (c) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

        (iv) The consummation of a plan of complete liquidation or dissolution of the Company.

    Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred by reason of a distribution of the voting securities of any of the Company's subsidiaries to the stockholders of the Company, or by means of an initial public offering of such securities.

    (B) ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS AND ALTERNATIVE STOCK APPRECIATION RIGHTS. Unless the stock option agreement referred to in
Section 5(I), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan (other than Section 5(K)), upon the occurrence of a Change in Control, all stock options and alternative stock appreciation rights shall become immediately and fully exercisable.

    (C) EXTENSION OF THE EXPIRATION DATE OF STOCK OPTION AND ALTERNATIVE STOCK APPRECIATION RIGHTS. Unless the stock option agreement referred to in
Section 5(I), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan (other than Section 5(K)), all stock options and alternative stock appreciation rights held by a Participant whose employment with the Company or an Affiliate of the Company terminates within one year of any Change in Control for any reason other than disability, retirement under any retirement plan of the Company or an Affiliate of the Company, or death shall be exercisable for a period of three months from the date of such termination, but in no event after the expiration date of the stock option.

    (D) TERMINATION OF RESTRICTIONS ON RESTRICTED SHARES. Unless the applicable award agreement referred to in Section 6, or an amendment thereto, shall otherwise provide, notwithstanding any other provision in the Plan, upon the occurrence of a Change in Control, all restrictions applicable to the Restricted Share award shall terminate fully and the Participant shall immediately have the right to the delivery of share certificate or certificates for such shares in accordance with Section 6(A)(iv).

    (E) ACCELERATION OF PAYMENT OF PERFORMANCE AWARDS. Unless the applicable award agreement referred to in Section 7, or an amendment thereto, shall otherwise provide, notwithstanding any other provision in the Plan, upon the occurrence of a Change in Control, all Performance Awards for all uncompleted Award Periods shall be determined for all uncompleted Award Periods as of the date of the Change in Control at the greater of (i) the performance level attained and projected for the remainder of such uncompleted Award Periods and (ii) the target performance level for each such uncompleted Award Period, and shall immediately become fully payable to all Participants and shall be paid to Participants as soon as reasonably practicable after such Change in Control.

SECTION 10.  NON-EMPLOYEE DIRECTORS' OPTIONS

    (A) ANNUAL STOCK OPTION GRANTS

        (i) CONTINUING DIRECTOR GRANTS. Effective on the fourth business day following the date of the first Annual Meeting of the Company's shareholders that occurs after December 31, 2001 (the "Directors' Effective Date"), and on the fourth business day following the date of each subsequent Annual Meeting, or if in a particular year there is no Annual Meeting in April or May of such year, on a date in such year to be set by the Disinterested Committee (the "Continuing Directors' Option Grant Date"), each member of the Board who is not an employee of the Company or an Affiliate of the Company ("Non-Employee Director") and who will be continuing as a director of the Company after such Annual Meeting shall, subject to
    Section 10(A)(ii) below, automatically be granted a stock option to purchase 4,370 shares of Common Stock as of the date of such Annual Meeting. The Board shall periodically review the number of shares subject to such annual stock option grants to Non-Employee Directors (4,370 initially), and may from time to time change such number of shares if such a change is deemed by the Board, in its discretion, to be warranted.

        (ii) NEW DIRECTORS.  Notwithstanding the provisions of
    Section 10(A)(i), for the year in which a person is newly-elected as or otherwise first becomes a Non-Employee Director after the Directors' Effective Date, a stock option shall be granted to such director for a number of shares of Common Stock equal to 4,370 shares (or such other number of shares that, as of the relevant date, is applicable under this
    Section 10(A)) times a fraction, the numerator of which is the number of full months in the applicable calendar year from such person's first date of Board service through December 31 and the denominator of which is 12 (the "Initial Annual Option"). Fractions shall be rounded up to the next highest whole number. For each newly-elected director and any director first commencing Board service on or after January 1 of a particular year, but before the Continuing Directors' Option Grant Date, the date of grant of the Initial Annual Option shall be the same as the Continuing Directors' Option Grant Date. For each Non-Employee Director who first begins Board service during the calendar year following the Continuing Directors' Option Grant Date, the date of grant of such director's Initial Annual Option shall be the date that the director commences Board service.

        (iii) FORM AND EXERCISE PRICE. All such stock options shall be non-statutory stock options. The option price shall be equal to one-hundred percent (100%) of the fair market value per share of Common Stock on the date of grant (as determined in accordance with Section 5(J)).

    (B) VESTING AND EXERCISE OF STOCK OPTIONS

        (i) DIRECTORS WITH BOARD SERVICE PRIOR TO DATE OF GRANT. The vesting of stock options granted pursuant to Section 10(A) shall occur as follows. For continuing Non-Employee Directors and any Non-Employee Directors who first commence Board service on or after January 1st of the applicable year, but before the Continuing Directors' Option Grant Date, a number of each such Non-Employee Director's stock options shall be vested on the date of grant thereof. Such number shall equal the total number of options granted on such date to such Non-Employee Director multiplied by a fraction, the numerator of which is the number of full months occurring in the applicable calendar year during which the Non-Employee Director was engaged in active Board service prior to the Continuing Directors' Option Grant Date, and the denominator of which is 12. The balance of the Non-Employee Director's stock options shall vest on a pro rata monthly basis on the last day of each remaining month in the calendar year in which the grant occurs. Fractions shall be rounded up to the next highest whole number.

        (ii) DIRECTORS WITH NO BOARD SERVICE PRIOR TO DATE OF GRANT. For each newly-elected Non-Employee Director or each Non-Employee Director who first begins Board service at any time during the calendar year following the Continuing Directors' Option Grant Date, such Non-Employee

    Director's stock options shall vest on a pro rata monthly basis on the last day of each remaining month in the calendar year in which the grant occurs. Fractions shall be rounded up to the next highest whole number.

        (iii) EXERCISE, TERM AND TRANSFERABILITY. Notwithstanding the foregoing, all stock options granted pursuant to Section 10(A) may only be exercised by the Non-Employee Director after six months have elapsed from the date of grant. The option term shall be a period of ten (10) years from the date of grant; PROVIDED, HOWEVER, that in the event of the death, disability or retirement from the Board of a Non-Employee Director, the stock option shall be exercisable only within the period of three years following the date of death, disability or retirement (but not after the expiration of the ten (10)-year option period); PROVIDED FURTHER, HOWEVER, that if a Non-Employee Director's service as a member of the Board terminates for any reason other than death, disability or retirement, the stock option shall not be exercisable after the date of such termination. A stock option granted to a Non-Employee Director shall be exercisable only upon payment to the Company of the option price in accordance with
    Section 5(B). No stock option granted under this Section 10 shall be transferable by a Non-Employee Director, except that in the case of death of the Non-Employee Director, such stock options shall be exercisable by the executor or administrator of the Non-Employee Director's estate or by the person or persons to whom the Non-Employee Director's rights under the stock option shall pass by the Non-Employee Director's will or the laws of descent and distribution.

    (C) OTHER TERMS. Stock options granted under this Section 10 shall be subject to Sections 3, 5(I) and 5(J), and all other applicable provisions of the Plan.

SECTION 11.  FOREIGN QUALIFIED AWARDS

    Awards under the Plan may be granted to such employees of the Company and its Affiliates who are residing in foreign jurisdictions as the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) in its sole discretion may determine from time to time. The Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

SECTION 12.  EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER

    Neither the adoption of the Plan nor any action of the Board or the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) pursuant to the Plan shall be deemed to give any employee any right to be granted an Award under the Plan and nothing in the Plan, in any Award granted under the Plan, in any Dividend Equivalent Account established under the Plan or in any stock option agreement or other award agreement shall confer any right to any employee to continue in the employ of the Company or an Affiliate of the Company or interfere in any way with the rights of the Company or an Affiliate of the Company to terminate the employment of any employee at the time.

SECTION 13.  AMENDMENT

    The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided always that no such revocation or termination shall terminate any outstanding stock option, alternative stock appreciation rights, Restricted Share award or Performance Award theretofore granted under the Plan or any Dividend Equivalent Account theretofore established under the Plan; and provided further that no such alteration or amendment of the Plan shall, without approval by the shareholders of the Company (a) increase the total number of shares which may be issued or delivered under the Plan, (b) increase the total number of shares which may be covered by Awards to any one Participant,
(c) change the minimum option price or (d) extend the period set forth in the Plan during which Awards may be granted. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option, alternative stock appreciation rights, Restricted Share award or Performance Award theretofore granted under the Plan or a Dividend Equivalent Account theretofore established under the Plan, adversely affect the rights of such holder with respect to such stock option, alternative stock appreciation rights, Restricted Share award, Performance Award or Dividend Equivalent Account.

SECTION 14.  TAXES

    The Company shall withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares of Common Stock issuable under the Plan, and the Company may defer payment or issuance of the cash or shares of Common Stock unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) or its delegate and shall be payable by the Participant at such time as the Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) or its delegate determines. The Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) shall prescribe one or more methods by which the Participant will be permitted to satisfy his or her tax withholding obligation, which methods may include, without limitation, any one, or any combination, of the following: (i) the payment of cash by the Participant to the Company, (ii) the delivery of previously acquired shares of Common Stock by the Participant to the Company, (iii) the withholding of cash from any cash amount otherwise payable to the Participant upon the exercise of alternative stock appreciation rights or the settlement of Dividend Equivalent Accounts and (iv) the withholding of shares of Common Stock from any shares otherwise issuable to the Participant. For purposes of clauses (ii) and
(iv) above, shares of Common Stock shall be valued based upon their fair market value on the date such shares are delivered or withheld. The Disinterested Committee (or the Key Employee Committee, in the case of Non-Insider Awards) shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the 1934 Act to deliver shares of Common Stock or have shares of Common Stock withheld to meet such withholding obligations.

SECTION 15.  EFFECTIVE DATE AND DURATION OF PLAN

    The Plan has been approved by the Board, effective as of January 1, 2002 (the "Effective Date"), but is subject to the approval of the shareholders of the Company. An Award made hereunder prior to such shareholder approval shall be null and void if such shareholder approval is not obtained prior to January 1, 2003.

    No Award may be granted or Dividend Equivalent Account established under the Plan after December 31, 2011.

SECTION 16.  DEFINITION KEY

    The following terms shall have the meanings defined for such terms in the section of the Plan set forth below:

"Affiliate"                             first paragraph
"Associate"                             Section 9(A)(1)
"Award"                                 Section 2
"Award Period"                          Section 7(A)
"Board"                                 Section 1
"Change in Control"                     Section 9(A)
"Code"                                  Section 1
"Company"                               first paragraph
"Common Stock"                          first paragraph
"Continuing Directors' Option Grant
Date"                                   Section 10(A)(i)
"Corporate Transaction"                 Section 9(A)(iii)
"Directors' Effective Date"             Section 10(A)(i)
"Disinterested Committee"               Section 1
"Effective Date"                        Section 15
"Exchange Act"                          Section 9(A)(i)
"Incumbent Directors"                   Section 9(A)(ii)
"Initial Annual Option"                 Section 10(A)(ii)
"Key Employee Committee"                Section 1
"New Option"                            Section 5(F)
"1934 Act"                              first paragraph
"Non-Employee Director"                 Section 10(A)(i)
"Non-Insider Awards"                    Section 2
"Non-Insiders"                          Section 2
"option price"                          Section 5(A)
"Original Option"                       Section 5(F)
"Outstanding Common Stock               Section 9(A)(i)
"Outstanding Voting Securities          Section 9(A)(i)
"Participant"                           Section 2
"Performance Award"                     Section 7(A)
"Performance Goals"                     Section 6(A)
"Person"                                Section 9(A)(2)
"Plan"                                  first paragraph
"Prior Option"                          second paragraph
"Prior Plan"                            second paragraph
"Restricted Share"                      Section 6(A)

                                 TICKET REQUEST

      An admittance ticket will be sent to a stockholder whose request is received by June 6, 2002. Stockholders without tickets will need to register at the meeting.

RETURN WITH FORM OF PROXY OR MAIL TO:

                  William J. DeLeo
                  Vice President-Corporate Compliance
                   & Corporate Secretary
                  DQE
                  411 Seventh Avenue, Ninth Floor
                  Pittsburgh, PA 15219

                   DO NOT RETURN THIS FORM UNLESS YOU PLAN TO
                           ATTEND THE ANNUAL MEETING.

                       D             Cut here          D
--------------------------------------------------------------------------------

I (We) will attend the Annual Meeting of Stockholders on June 26, 2002 at
10:00 a.m. at the Carnegie Music Hall, 4400 Forbes Avenue, Pittsburth, PA 15213

       NOTE: IF YOU ARE NOT A STOCKHOLDER OF RECORD OR 401(K) PARTICIPANT,
PLEASE
             SEND PROOF OF OWNERSHIP IF REQUESTING A TICKET.

                                  PLEASE PRINT

ACCOUNT NO.:
NAME:
ADDRESS:
PHONE:                ( )

                             YOUR VOTE IS IMPORTANT

              Please consider voting by Phone or Internet--it will
                       enable the Company to SAVE MONEY.
                     (SEE INSTRUCTIONS ON YOUR PROXY CARD.)

TO VOTE BY PHONE CALL:

                                   1-888-216-1298
                                       OR

TO VOTE BY INTERNET:

                          https://www.proxyvotenow.com/dqe

                                       OR

TO VOTE BY MAIL:

                     Mark, Sign, Date & Return your Proxy Card

                  DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY
                               PHONE OR INTERNET

                               PLEASE VOTE TODAY!

        [LOGO] DQE       ANNUAL MEETING OF STOCKHOLDERS - JUNE 26, 2002

DQE's Annual Meeting of Stockholders will be held on Wednesday, June 26, 2002 at the Carnegie Music Hall, 4400 Forbes Avenue, Pittsburgh, PA 15213 at 10:00 a.m. EST.

The lower portion of this form is your PROXY CARD. EACH PROPOSAL IS FULLY EXPLAINED IN THE "NOTICE OF 2002 ANNUAL MEETING AND PROXY STATEMENT." If you will attend the Annual Meeting, please complete and return the ticket request form found at the end of the proxy statement. A ticket will be needed for admittance to the meeting.

You may vote by internet or telephone 24 hours a day, 7 days a week. The internet and telephone voting facilities will close at 12:01 a.m. EST on June 21, 2002.


TOUCH-TONE TELEPHONE:                       INTERNET:                                 MAIL:
-----------------------                     ---------                                 -----
1-888-216-1298                              https://www.proxyvotenow.com/dqe
Call the toll-free number at anytime        Go to the website                         Mark, Sign and Date the Proxy Card
Enter the numeric control number located    Enter the numeric control number located  Detach and Return the completed
  on the Proxy Card                            on the Proxy Card                        Proxy Card in the enclosed
Follow the simple instructions              Follow the simple instructions              envelope


If you vote by telephone or internet, do not return the printed proxy card.

                                              DETACH HERE

------------------------------------------------------------------------------------------------------------------------
                  |
                  |    DIRECTORS RECOMMEND A VOTE "FOR" ALL PROPOSALS.                PROXY
                  |
                  |      1. ELECTION OF DIRECTORS: (TO WITHHOLD AUTHORITY TO                                    H
                  |         VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE                              ---------------
    P L E A S E   |         THROUGH THE NOMINEE'S NAME LISTED BELOW.)                                   |              |
                  |         / / FOR ALL NOMINEES       / /  WITHHOLD AUTHORITY                          |              |
                  |         (except those crossed out)       (all nominees)                             ----------------
      V O T E     |                                                                                       Control Number
                  |          (01) D. Berg (1 year term)          (04) S. Falk (3 year term)
                  |          (02) E. W. Springer (1 year term)   (05) D. M. Kelly (3 year term)
    T O D A  Y    |          (03) C. C. Cohen (2 year term)      (06) J. D. Turner (3 year term)
                  |
                  |      2. APPROVAL OF THE DQE, INC. 2002 LONG-TERM INCENTIVE PLAN
                  |
                  |         / /  FOR      / / AGAINST       / / ABSTAIN
      Detach      |
       Here       |      3. RATIFICATION OF AUDITORS
                  |         Deloitte & Touche LLP
                  |
                  |         / /  FOR      / / AGAINST       / / ABSTAIN         ----------------------     ----------------------
                  |                                                                  SIGNATURE                   SIGNATURE
                  |
                  |                                                             --------------
                  |                                                                 DATE        Stockholder(s) signature(s) should
                  |                                                                             correspond to the name(s) appearing
                  |                                                                             on this proxy. Please give full
                  |                                                                             title if signing in a representative
                  |                                                                             capacity.

  [LOGO] DQE
 Box 68
 Pittsburgh, PA 15230-0068

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - June 26, 2002

     Morgan K. O'Brien or William J. DeLeo or either of them, are hereby appointed Proxy or Proxies, with full power of substitution, to vote the shares of the stockholder(s) named on the reverse side hereof at the Annual Meeting of Stockholders of DQE to be held on June 26, 2002 and at any adjournments or postponements thereof as directed on the reverse side hereof and in his or their discretion to act upon any other matters that may properly come before the meeting or any adjournments or postponements thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS YOU SPECIFY. IF NOT SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. A VOTE FOR PROPOSAL 1 INCLUDES DISCRETIONARY AUTHORITY TO CUMULATE VOTES SELECTIVELY AMONG THE NOMINEES AS TO WHOM AUTHORITY TO VOTE HAS NOT BEEN WITHHELD AND TO VOTE FOR A SUBSTITUTE NOMINEE IF ANY NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE.



PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN THE COMPLETED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.